Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS VARIABLE SERIES I

(Name of Registrant as Specified In Its Charter)

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DWS FUNDS

April 14, 2006

Dear Investor,

I am writing to you to ask you to instruct your insurance company as to how to vote on a number of subjects related to DWS funds you own, as part of a program initiated by Deutsche Investment Management Americas, Inc. (“DeIM”), your fund’s investment adviser. As Chairman of your fund’s Board, I would like to explain what these votes are about. This proxy may look complicated, but it represents an effort to simplify your fund’s governance system, fee and expense structure, governing documents and investment policies. It is the result of a long-term study and many meetings by your fund’s Board to consider these proposals.

Let me explain. You own one, if not more, DWS funds. These funds were previously named Scudder funds, as discussed in more detail below, and may have had other names in the past (Kemper, Morgan Grenfell, Alex Brown, Bankers Trust, Deutsche). Because DeIM had built its mutual fund business by buying other firms, a number of DWS funds were very similar, if not identical, in nature. Some were offered just to certain types of investors and many, even those with similar names and investment objectives, had differing fee structures because of their different history.

Because it is expensive to manage small mutual funds and inefficient to have several funds with similar investment goals, the Board and DeIM worked over the past two years to merge or liquidate some funds. The goal was to lower expenses and concentrate investment management talent on fewer but larger investment portfolios. You may have been asked to approve some of these transactions in the past.

The Board also looked at the governance system of the funds. Because DeIM managed funds acquired from various other fund groups over the years, there are now several different fund boards that oversee the DWS funds. This means that DeIM executives spend a great deal of time dealing with individual boards, most often reviewing the same issue or policy with each board. Because this is time consuming and inefficient, two of the three primary DWS fund boards decided that shareholders would be served better if the boards merged and the board members worked together as one board to discuss and decide important issues. In addition, the Board believes that a unified board structure (i) would benefit each DWS fund by enhancing the effectiveness of board oversight of the funds, their management and their other service providers and (ii) would facilitate uniform oversight of the DWS funds and the standardization of service arrangements and policies among the DWS funds described below.

Therefore, to enhance governance and the Board’s oversight of the funds, which have many operational issues in common, the Board unanimously recommends that you approve the combination of two of the DWS boards into a single board. The members of this combined board, all but one independent of DeIM, collectively have over 100 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board. Because of retirements, one of the two boards would have had to add new board members at this time; by combining the boards, shareholders would benefit from a larger group of experienced fund board members. Planned retirements will likely result in a smaller board in the coming years.

In light of the high cost of soliciting votes from shareholders, DeIM proposed, and your Board agreed, that it would be in the best interests of shareholders to use the opportunity presented by the shareholder meeting for electing new board members to ask shareholders to take certain other actions. Consequently, in addition to voting for a single board, you are being asked to provide voting instructions to your insurance company on several other proposals that would standardize and simplify fund documents, operations and policies.

First, your Board recommends that you approve a new investment management contract with DeIM. In the past, all of the services and the fees paid to DeIM for investment management and general administrative services have been contained in one contract. We recommend that the contract be separated into two contracts, one for investment advice and one for administrative services. Any increase in advisory fees would still require shareholder approval, but the Board would have more flexibility to make changes in the administrative services contract without asking for shareholder approval, which costs the funds millions of dollars. Some of the DWS funds have done this already; some have not. It is important that we standardize our practice in this regard.

As part of this proposal, the Board intends to approve implementation of a flat administrative fee of 0.10% for all funds, while at the same time (in most cases) reducing and eliminating other fees. It is important to note that this change does not represent an increase in expenses for most funds. While expenses for some funds may increase or decrease slightly as a result, as explained in this proxy statement, the changes generally are not material and the aggregate fees paid by all funds to DeIM will remain largely the same. As I explained earlier, the DWS funds managed by DeIM, for historical reasons, had a wide variety of fee policies and procedures. Some paid administrative fees covering different types of services. Some paid a separate fund accounting fee. Some paid for administrative services as part of the management fee. This meant that fund personnel had a daunting, unnecessary and expensive task to keep track of different fee arrangements of over 100 funds. DeIM recommended and your Board concluded that a uniform flat fee for a standard list of fund services was a more efficient and less error-prone approach.

Your Board also recommends that you approve a revised list of fundamental investment policies for your funds. All mutual funds have certain fundamental policies intended to ensure that the fund invests according to its investment objectives and does not assume undue risk. Because DeIM built its mutual fund business by acquiring a number of existing funds, there is little consistency in the way in which these fundamental policies have been written. DeIM recommended and the Board determined that it would be more efficient and, in the long run, less expensive to standardize them.

In addition, your Board recommends that you approve changes to your fund’s declaration of trust that will standardize these documents across all DWS funds to be overseen by the combined board. These changes would also provide the Board increased flexibility to adjust operations to be more efficient, to minimize compliance risks and reduce costs to shareholders. For example we are increasingly concerned about rising fund costs and are aware that the maintenance of multiple share classes with many small accounts may not be serving the interests of most shareholders. We intend to study these types of issues further but need flexibility to solve them.

Finally, as mentioned above, DeIM recommended and your Board approved that the Scudder funds operate under a unified name of DWS Funds, managed by DWS Scudder, and effective February 6, 2006, each Scudder fund’s name was changed to reflect this DWS branding. This name change is complementary to our simplification/standardization project and reflects the fact that your funds are part of Deutsche Bank’s larger global mutual fund family, all called DWS in other countries. The DWS funds’ former Scudder names are listed along with their new DWS names in Exhibit A to this proxy statement.

Your Board asks that you vote in favor of each of these proposals.

Sincerely yours,

Dawn-Marie Driscoll (Chair)
Henry P. Becton, Jr.
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt

Questions & Answers

Q&A

Q	Why am I receiving this proxy statement?

A	Today’s U.S. DWS funds include the best offerings from what was at one time six different fund organizations. This proxy statement seeks shareholder approval of a number of proposals aimed at making the DWS funds’ operations more efficient, including:

•	election of a common Board to oversee most of the U.S. DWS funds, including your Fund;
•	adoption of a common form of investment management agreement;
•	adoption of a subadviser approval policy;
•	adoption of common fundamental investment restrictions; and
•	adoption of a common form of agreement and declaration of trust (“Declaration of Trust”).

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your Fund.

Q	I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of the funds. Why am I being asked to vote on a proposal for DWS fund shareholders?

A	You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in the DWS funds. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the DWS funds. Thus, you are not the “shareholder” of a DWS fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the DWS fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a DWS fund, whether or not they are shareholders, are described as voting for purposes of the Proxy Statement.

Q&A continued

PROPOSAL TO ELECT BOARD MEMBERS

(ALL FUNDS)

Q	Why am I being asked to vote for board members?

A	Your Fund’s Board and the board of certain other DWS funds (“New York DWS Funds”) recommend that the Boston DWS Funds (which include your Fund) and the New York DWS Funds be overseen by a unified board composed primarily of the same group of individuals. All nominees except for Axel Schwarzer, CEO of DWS Scudder, currently serve as independent board members of your Fund or the New York DWS Funds. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings.) To accomplish this objective, the board of each Boston DWS Fund, including your Fund, and each New York DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board. This board would oversee a majority of the U.S. DWS funds.

Q	Why does my Fund’s Board recommend this Proposal?

A	Your Fund’s Board believes that a unified board structure (i) will benefit each DWS fund by enhancing the effectiveness of board oversight of the DWS funds, their management and their other service providers, (ii) will facilitate uniform oversight of the DWS funds and standardization of service arrangements and policies among the DWS funds and (iii) will eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Boston DWS Funds’ business. Additionally, your Fund’s Board believes that your Fund would benefit from the diversity and experience of the nominees that would comprise the expanded board if this Proposal is approved.

PROPOSAL TO APPROVE AN AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT (ALL FUNDS)

Q	Why am I being asked to vote on an Investment Management Agreement?

A	The proposed Investment Management Agreement is part of a broader program initiated by Deutsche Investment Management Americas, Inc. (“DeIM”), the Funds’ investment adviser, to simplify and to standardize the expense structures and related contracts for the DWS funds. Currently, the management agreement for your Fund contemplates the provision by DeIM of both investment advisory and administrative services, and the management fee payable by your Fund compensates DeIM for both types of services. DeIM has proposed to divide the current management agreement into two separate agreements with two separate fees – an amended and restated agreement for investment advisory services and a new agreement for administrative services. You are being asked to vote on the proposed amended and restated Investment Management Agreement because the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval of the Investment Management Agreement for your Fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

Q&A continued

Q	Will the services provided and fees charged by DeIM change if shareholders approve the Investment Management Agreement?

A	In the aggregate, the scope of services provided to your Fund by DeIM and the fees paid to DeIM would remain largely unchanged, although a number of Funds might experience modest decreases reflecting an effort to standardize fee arrangements. For information regarding the effect of these changes on your Fund’s fees, please see the tables on pages 12-13. In the case of some Funds, aggregate fee reductions are being implemented to reflect economic and competitive considerations.

Q	Why does my Fund’s Board recommend this proposal?

A	Your Fund’s Board believes that the amended and restated Investment Management Agreement would benefit your Fund because the Board would have greater flexibility to make future changes regarding your Fund’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval.

Q	What will happen if shareholders do not approve the Investment Management Agreement?

A	If shareholders of your Fund do not approve the amended and restated Investment Management Agreement, DeIM will continue to manage your Fund pursuant to your Fund’s current management agreement.

PROPOSAL TO APPROVE A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

Q	Why am I being asked to vote on this proposal?

A	DeIM is seeking to amend your Fund’s current policy on appointing and terminating subadvisers and amending subadvisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any subadvisory contract with an unaffiliated subadviser. The proposal, if adopted, would permit DeIM, subject to the approval of your Fund’s Board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated subadvisers and to amend subadvisory contracts without obtaining shareholder approval.

Q	Why did my Fund’s Board recommend this proposal?

A	Your Fund’s Board recommends this proposal in order to provide DeIM with greater flexibility in selecting, supervising and evaluating subadvisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to Board oversight and supervision.

Q&A continued

PROPOSAL TO APPROVE THE REVISION OF THE

FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES

(ALL FUNDS)

PROPOSAL TO APPROVE THE REVISION OF THE

FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

(MONEY MARKET VIP ONLY)

Q	Why am I being asked to vote for the revision of my Fund’s fundamental investment restriction(s)?

A	DeIM is seeking to revise your Fund’s current fundamental investment restriction relating to commodities. For Money Market VIP only, DeIM is also seeking to revise the current fundamental investment restriction relating to concentration. In order to revise investment restrictions that are “fundamental” in nature, the 1940 Act requires shareholder approval.

Q	Why did my Fund’s Board recommend the Proposal(s)?

A	Your Fund’s Board, together with DeIM, has reviewed each Fund’s fundamental investment restrictions with the goal of simplifying and conforming the fundamental investment restrictions of the various open-end funds managed by DeIM, which will simplify the process of monitoring compliance with the fundamental investment restrictions. The Proposal(s) seek shareholder approval of changes that are intended to further these goals and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

Q	Is the revision to my Fund’s fundamental investment restriction relating to commodities expected to have any effect on how my Fund is managed?

A	No. The proposed revised fundamental investment restriction does not affect the investment objective or strategies of your Fund, which would remain unchanged. The revised restriction may give your Fund an increased ability to engage in certain activities relating to commodities. Because such activities are not currently contemplated by your Fund’s investment objectives or strategies, the proposed revisions are not expected to affect the manner in which your Fund is managed or the investment program of your Fund.

Q	What effect would the revision to Money Market VIP’s fundamental investment restriction relating to concentration have on the Fund?

A	The proposed policy would eliminate the Fund’s ability to invest less than 25% of its total assets in securities of banks and would permit the Fund to invest in securities of domestic and foreign banks in order to satisfy this concentration policy.

Q&A continued

PROPOSAL TO APPROVE THE AMENDED AND RESTATED DECLARATION OF TRUST

(ALL FUNDS)

Q	Why am I being asked to vote on this proposal?

A	DeIM is seeking to amend your Fund’s current Declaration of Trust. Under applicable state law, the proposed amendments require shareholder approval.

Q	What is a Declaration of Trust?

A	A Declaration of Trust is the constitutional document that governs the corporate actions of a fund that is a part of a Massachusetts business trust (a “Trust”). A Declaration of Trust sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board of a fund and the characteristics of fund shares. You will be asked to vote to approve an amended and restated Declaration of Trust (see Proposal IV.A) and to approve further amendments to that amended and restated Declaration of Trust (see Proposal IV.B).

Q	Why am I being asked to approve both an Amended and Restated Declaration of Trust (Proposal IV.A) and further amendments to that Amended and Restated Declaration of Trust (Proposal IV.B)?

A	The current Declaration of Trust of the Trust requires a majority vote of shareholders to make most amendments to the declaration, but requires two-thirds of shareholders to approve any amendment diminishing or eliminating the voting rights of a shareholder. The amendments to the current declaration proposed in Proposal IV.A do not affect the voting rights of applicable shareholders, whereas the further amendments proposed in Proposal IV.B (the “Further Amendments”) do affect such rights. As a result, a majority vote will be required to approve the amended and restated Declaration of Trust in Proposal IV.A, but a two-thirds vote of shareholders will be required to approve the Further Amendments to that amended and restated Declaration of Trust. If shareholders of the Trust approve Proposal IV.A, but not Proposal IV.B, the Trust will be governed by an amended and restated Declaration of Trust that does not contain any of the Further Amendments.

Q	Why did my Fund’s Board recommend this Proposal?

A	Your Fund’s Board believes that it is in the best interests of shareholders to use the opportunity presented by this shareholder meeting to modernize the Funds’ current Declaration of Trust and to make it uniform across all of the Trusts that the proposed unified Board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds, within the limits of applicable law.

Q	What effect would the adoption of an amended and restated Declaration of Trust have on my Fund?

A	A description of the primary differences between your Fund’s current Declaration of Trust and its amended and restated Declaration of Trust is set forth in Proposal IV of the attached Proxy Statement. Adoption of an amended and restated Declaration of Trust will not alter in any way the Board Members’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Funds’ current investments and investment policies change by virtue of the adoption of an amended and restated Declaration of Trust.

Q&A continued

GENERAL

Q	How can I vote?

A	You can vote by mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

Please take the time to read the full text of the Proxy Statement before you vote.

Q	Whom should I call for additional information about the attached proxy statement?

A	Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-340-2424.

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

Two International Place, Boston, Massachusetts 02110

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2006

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the funds listed above:

A special meeting of the shareholders of each fund listed above will be held May 5, 2006 at 4:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (each a “Proposal”):

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II.A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement

PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL III.A: (All Funds)	Approval of a Revised Fundamental Investment Restriction Regarding Commodities

PROPOSAL III.B: (Money Market VIP only)	Approval of a Revised Fundamental Investment Restriction Regarding Concentration

PROPOSAL IV.A: (All Funds)	Approval of Amended and Restated Declaration of Trust

PROPOSAL IV.B: (All Funds)	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the funds listed above at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for your Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment as to a matter involving a vote of the Trust or a vote of an individual Fund will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or by shareholders of the Fund, respectively, in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies for which they are entitled to vote in favor of such Proposal and will vote AGAINST any such adjournment those proxies that are to be voted against such Proposal.

This notice and the related proxy material first are being mailed to shareholders on or about April 14, 2006. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Trustees/Directors

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Kenneth C. Froewiss

Keith R. Fox

Jean Gleason Stromberg

Carl W. Vogt

April 14, 2006

We urge you to mark, sign, date and mail the enclosed proxy card or voting instruction form in the postage-paid envelope provided so that you will be represented at the meeting.

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN THE FUNDS

This document contains a Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in the Funds. If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on each Proposal applicable to your Fund. If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and fill out your voting instruction form and return it by mail. Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations. You may receive more than one voting instruction form because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one.

If you have any questions, please call Computershare Fund Services, your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-340-2424), or contact your insurance company.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(1) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

April 14, 2006

GENERAL

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies and voting instruction forms by the Board of Trustees of the DWS funds listed in the enclosed Notice of a Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), to be held jointly at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 5, 2006 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

Shares of each Fund are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed matters. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Funds. All persons entitled to direct the voting of shares of the Funds, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying Proxy Card or Voting Instruction Form, is being mailed to shareholders and Contract Owners on or about April 14, 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of DWS Variable Series I (the “Trust”), although all actions actually are taken by the Trust on behalf of the applicable Fund. The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust (a “Trustee”).

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II.A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement

PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL III.A: (All Funds)	Approval of a Revised Fundamental Investment Restriction Regarding Commodities

PROPOSAL III.B: (Money Market VIP only)	Approval of a Revised Fundamental Investment Restriction Regarding Concentration

PROPOSAL IV.A: (All Funds)	Approval of Amended and Restated Declaration of Trust

PROPOSAL IV.B: (All Funds)	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or by calling 1-800-778-1482. Reports also are available on the DWS website at www.dws-scudder.com or at the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

(ALL FUNDS)

The Board of each Fund is recommending that shareholders elect a unified board for the Boston DWS Funds (which include your Fund) and certain other DWS funds (the “New York DWS Funds”), each of which is listed on Exhibit A hereto. (Geographic references merely indicate where the board for each of these funds has historically held most of its meetings. In addition, as you may know, before February 6, 2006, the Boston DWS Funds and the New York DWS Funds were known as “Scudder” funds. Exhibit A includes both the current and former names of the Boston DWS Funds and the New York DWS Funds.) Accordingly, the Board of each Fund is submitting for election by shareholders of each Fund the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” board members and already serve as a board member on one or more DWS funds for which Deutsche Investment Management Americas Inc. (“DeIM”) or its affiliates, including Deutsche Asset Management, Inc., provide investment advisory and other services. DeIM and Deutsche Asset Management, Inc. each are a part of Deutsche Asset Management (“DeAM”), which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of DeAM. Messrs. Becton, Fox, Vogt and Froewiss and Mses. Driscoll and Stromberg currently serve as board members of each Boston DWS Fund. Messrs. Jones and Searcy, Drs. Gruber, Herring and Saunders, and Ms. Rimel currently serve as board members of each New York DWS Fund. Axel Schwarzer, CEO of DWS Scudder, is the sole nominee who would be an interested Board Member by virtue of his positions with Deutsche Asset Management and does not currently serve on the boards of the Boston DWS Funds or the New York DWS Funds. Each of the nominees is being submitted for election by the shareholders of each Boston DWS Fund and each New York DWS Fund. Pertinent information about each nominee as of January 25, 2006 is set forth below. If elected by the shareholders of all of the Boston DWS Funds and all of the New York DWS Funds, each board member would serve on the board of at least 39 registered trusts/corporations overseeing at least 85 funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each board oversees and the increased responsibilities imposed on board members generally as a result of recent industry-wide Commission regulatory initiatives and rulemaking. Among the subjects considered by these board members was the possible consolidation of boards so as to, among other things, enhance the effectiveness of board oversight of fund operations, facilitate adoption of uniform policies and procedures, and reduce the number of meetings attended by, and duplicative presentations required of, key personnel from DeAM. Following the meetings, representatives of the boards of the Boston DWS Funds and the New York DWS Funds suggested that the corporate governance process might be enhanced by creating a unified board to govern the Boston DWS Funds and the New York DWS Funds. The boards of the Boston DWS Funds and the New York DWS Funds have conducted concurrent meetings for over a year to familiarize the board members with one another and to ensure that new standing committees of the proposed unified board would function well and would accommodate the increased number of funds over which the proposed unified board would have responsibility.

After extensive discussions and meetings, the Nominating and Governance Committees of the boards of the Boston DWS Funds and the New York DWS Funds, composed exclusively of board members of the Boston

DWS Funds and the New York DWS Funds who are not “interested persons” of any of the Boston DWS Funds or the New York DWS Funds, respectively, determined that each Boston DWS Fund and each New York DWS Fund would be best served if a unified board were responsible for all such funds. These discussions included all “independent” board members, counsel to the board members of the Boston DWS Funds and the New York DWS Funds who are not “interested persons” of any of the Boston DWS Funds or the New York DWS Funds, respectively, counsel to each of the Boston DWS Funds and New York DWS Funds and representatives of DeAM.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the boards of the Boston DWS Funds and the New York DWS Funds determined to recommend to the full boards the slate described below for election to the board of each Boston DWS Fund and each New York DWS Fund. At meetings held on September 30, 2005, the Board of each Fund adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by Fund shareholders. Mr. Schwarzer was nominated for election to the board of each Boston DWS Fund and each New York DWS Fund at the December 2, 2005 meeting of each such board.

Board Considerations

The Board considered the nomination of persons to serve as board members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Boston DWS Funds. In its deliberations, the Board examined various matters related to the management and long-term welfare of each Fund and the Boston DWS Funds overall, including the following:

•	The opportunity to fill vacancies in the Board that had resulted from the death, retirement and resignation of Board Members in recent years with capable, experienced nominees.

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the 1940 Act) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and would bring a wide range of expertise to the expanded board. In addition, all independent nominees have experience as board members overseeing other DWS funds.

•	Standardization of policies among the Boston DWS Funds and the New York DWS Funds. The Board concluded that the unified board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual board and the industry.

•	Rationalization of service arrangements. DeAM has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the Boston DWS Funds and the New York DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the Boston DWS Funds and the New York DWS Funds was in the best interests of shareholders and that a single board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other Boston DWS Funds and for the New York DWS Funds. A single board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the unified board.

•	The size of the expanded board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded board would oversee a larger number of funds across which the expenses of the board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an interested board member by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Independent Board Member Nominees

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Henry P. Becton, Jr. 1943 Board Member of Boston DWS Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	87

Dawn-Marie Driscoll 1946 Chairman of Boston DWS Funds since 2004 Board Member of Boston DWS Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Keith R. Fox 1954 Board Member of Boston DWS Funds since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Kenneth C. Froewiss 1945 Board Member of Boston DWS Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	90

Martin J. Gruber 1937 Board Member of New York DWS Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	89

Richard J. Herring 1946 Board Member of New York DWS Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	89

Graham E. Jones 1933 Board Member of New York DWS Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	89

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Rebecca W. Rimel 1951 Board Member of New York DWS Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	89

Philip Saunders, Jr. 1935 Board Member of New York DWS Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	89

William N. Searcy, Jr. 1946 Board Member of New York DWS Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	89

Jean Gleason Stromberg 1943 Board Member of Boston DWS Funds since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt 1936 Board Member of Boston DWS Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	87

Interested Board Member Nominee

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Axel Schwarzer (1958) None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	85

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.
(2)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

As reported to the Funds, Exhibit B to this Proxy Statement sets forth ownership by the board member nominees of shares of the Funds as of December 31, 2005. Exhibit C to this Proxy Statement sets forth compensation paid to each nominee by each Fund for its most recently completed fiscal year and by the DWS funds complex (which includes other Boston DWS Funds, the New York DWS Funds and other DWS funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Fund, Board Members may be eligible to seek indemnification from DeIM in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DeIM has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent

Board Members in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of a Fund: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member’s duties as a trustee or director of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II.A.

Officers

The officers of the Funds are set forth in Exhibit D hereto.

Board Structure

During the calendar year 2005, the Board conducted over 40 meetings to deal with fund issues (including regular and special Board and committee meetings). No Board Member attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

Ms. Driscoll has served as Chairman of the Board of the Funds since June 2004. It is anticipated that Ms. Driscoll will continue to be Chairman of the Board if Proposal I is approved by shareholders.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized and the membership of all committees after it has reviewed the needs of the various funds. It should be noted that the committee members listed below are board members of the Boston DWS Funds. In practice, since December 2004, the board members of both the Boston DWS Funds and the New York DWS Funds have conducted joint board and committee meetings.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are now Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg and also are expected to include Richard J. Herring, Graham E. Jones, Philip Saunders, Jr. and William N. Searcy, Jr. if Proposal I is approved. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are now Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg and also are expected to include Graham E. Jones and Rebecca W. Rimel if Proposal I is approved. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are now Henry P. Becton, Jr. (Alternate), Keith R. Fox (Chair), Kenneth C. Froewiss, Dawn-Marie Driscoll (Alternate), Jean Gleason Stromberg (Alternate) and Carl W. Vogt (Alternate) and also are expected to include Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. if Proposal I is approved. See Exhibit E for information regarding the number of meetings of the Valuation Committee held with respect to your Fund during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are now Henry P. Becton, Jr. (Chair) and Carl W. Vogt and also are expected to include Martin J. Gruber, Richard J. Herring, Rebecca W. Rimel and Philip Saunders, Jr. if Proposal I is approved. The members of the Fixed Income Oversight Committee are now Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair) and also are expected to include Graham E. Jones and William N. Searcy, Jr. if Proposal I is approved. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are now Jean Gleason Stromberg and Carl W. Vogt (Chair) and also are expected to include Martin J. Gruber, Richard J. Herring, Graham E. Jones and Rebecca W. Rimel if Proposal I is approved. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are now Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl W. Vogt (Chair) and also are expected to include Rebecca W. Rimel and William N. Searcy, Jr. if Proposal I is approved. The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are now Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss and also are expected to include Graham E. Jones, Philip Saunders, Jr. and William N. Searcy, Jr. if Proposal I is approved. This committee held six (6) meetings during the calendar year 2005.

Required Vote

All of the Funds within the Trust will vote together as a single class on the election of nominees. The election of a nominee requires the affirmative vote of a plurality of the shares of the Trust represented in person or by proxy at the Meeting.

Recommendation of the Board

The Board of your Fund believes that the election of each nominee is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II.A

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND DEIM

(ALL FUNDS)

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DeIM, a form of which is attached hereto as Exhibit F (each, the “Investment Management Agreement”). The Board, consisting solely of persons that are independent of DeIM, approved the Investment Management Agreement with respect to each Fund.

Description of the Management Agreement and the Investment Management Agreement

Shareholders are being asked to approve an amended and restated Investment Management Agreement as part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS funds, including your Fund. Currently, DeIM provides both investment management and administrative services required for the operation of your Fund under a single management agreement (the “Management Agreement”). DeIM also currently provides accounting services to your Fund under a separate accounting services agreement (the “Accounting Services Agreement”). The proposed changes would result in an amended and restated Investment Management Agreement covering only those services related to the management of the Fund’s portfolio investments and a new administrative services agreement (the “Administrative Services Agreement”) covering both those administrative services previously included in the Management Agreement and those accounting services previously included in the Accounting Services Agreement. Services provided under the Management Agreement, which will now be provided under the separate Administrative Services Agreement, include supervising and managing all aspects of your Fund’s operations, except for distribution services, and supervising the operations of the Fund’s third party service providers. The scope of services provided to your Fund by DeIM, and DeIM’s standard of care as an investment adviser, would not be reduced. The fees paid to DeIM would remain, in the aggregate, largely unchanged, although a number of Funds might experience modest decreases reflecting an effort to standardize fee arrangements. In the case of some Funds, aggregate fee reductions are being implemented to reflect economies of scale and competitive considerations. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the review period ended December 31, 2004) is shown below:

DWS Bond VIP				DWS Capital Growth VIP
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	0.475%	Management	0.390%	Management	0.457%	Management	0.371%
Accounting	0.074%	Administrative	0.100%	Accounting	0.015%	Administrative	0.100%

Total	0.549%	Total	0.490%	Total	0.472%	Total	0.471%

DWS Global Opportunities VIP				DWS Growth & Income VIP
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	0.975%	Management	0.890%	Management	0.470%	Management	0.387%
Accounting	0.080%	Administrative	0.100%	Accounting	0.033%	Administrative	0.100%

Total	1.055%	Total	0.990%	Total	0.503%	Total	0.487%

DWS Health Care VIP				DWS International VIP
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	0.750%	Management	0.665%	Management	0.858%	Management	0.773%
Accounting	0.050%	Administrative	0.100%	Accounting	0.066%	Administrative	0.100%

Total	0.800%	Total	0.765%	Total	0.924%	Total	0.873%

Money Market VIP
Current Fees:		Proposed Fees:
Management	0.370%	Management	0.285%
Accounting	0.081%	Administrative	0.100%

Total	0.451%	Total	0.385%

Additional information regarding the fees paid under the current Management Agreement and proposed to be paid under the Investment Management Agreement is set forth in Exhibit G. Exhibit G was calculated based on each Fund’s most recent fiscal year, while the tables above were calculated based on the review period ended December 31, 2004 to enable consistent analysis of the proposed fees.

The Investment Management Agreement also would permit DeIM to delegate the investment advisory function to both affiliated and unaffiliated subadvisers (certain of the current Management Agreements permit delegation only to affiliated subadvisers). This delegation would be subject to Board and, to the extent required by applicable law, shareholder approval (see Proposal II.B below). Shareholder approval is not required for the new Administrative Services Agreement, which has been approved by the Board of each Fund. The description of the Investment Management Agreement above is summary in nature and is qualified in its entirety by reference to the form of Investment Management Agreement attached hereto as Exhibit F.

Background and Board Considerations

The proposed Investment Management Agreement and related Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DeAM and intended to, among other things:

(i)	Reduce DeAM’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

(ii)	Standardize and simplify the expenses and cap structures for DeAM’s mutual fund products.

The Board, consisting solely of Independent Board Members, conducted a thorough review of the potential implications of the Investment Management Agreement and related Administrative Services Agreement on each Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the Investment Management Agreement and related Administrative Services Agreement, both among themselves and with representatives of DeAM. In the course of their review, the Board requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

On September 30, 2005, the Board, consisting solely of Independent Board Members, approved the Investment Management Agreement and related Administrative Services Agreement with respect to each Fund. The Board has also unanimously agreed to recommend that the Investment Management Agreement be approved by each Fund’s shareholders.

In approving the proposed Investment Management Agreement and the proposed Administrative Services Agreement, the Board considered the following factors, among other things:

•	The separation of the investment management services and general administrative services provided by DeIM into two separate contracts would provide greater flexibility in the future to adjust the administrative services arrangements of the Funds without the cost of a shareholder meeting.

•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by DeIM and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The fees paid by the Boston DWS Funds to DeIM in the aggregate under the proposed new contracts would not increase.

•	The aggregate fees paid by individual Funds would also remain largely unchanged. A number of Funds might experience modest decreases in the total fees paid to DeIM as a result of the effort to standardize fee arrangements.

•	The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Funds, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

The Board evaluated the proposed restructuring of these contracts in conjunction with its broader annual review of all contractual arrangements between the Funds and DeIM and its affiliates. At the conclusion of this review, the Board, which consists solely of persons independent of DeIM, unanimously voted to continue the current contractual arrangements between the Funds and DeIM, pending shareholder approval of the proposed Investment Management Agreement. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed new agreements, are described in Exhibit H to this Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the DWS funds’ investment advisers and their affiliates, and certain individuals, including in some cases fund board members, officers, and other parties. Each DWS fund’s investment adviser has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the DWS funds or their advisers.

With respect to the lawsuits, based on currently available information, the DWS funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the DWS funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The DWS funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent board members of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the Commission and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information Regarding the Current Management Agreement

Exhibit I sets forth additional information regarding the current Management Agreement for each Fund.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and CEO of DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal – Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(2)	Assistant Treasurer	Director Group Treasury, Americas

Name	Position	Principal Occupation
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

1.	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
2.	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Funds with DeIM or its affiliates.

DeIM (and its affiliates) act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to certain of the Funds. Exhibit J sets forth information regarding the Similar Funds.

Exhibit K sets forth information about each Fund’s relationship with DeIM and certain affiliates of DeIM.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the proposed Investment Management Agreement. For each Fund, approval of the proposed Investment Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If approved by shareholders of your Fund, the amended and restated Investment Management Agreement for your Fund would take effect on the first day of the following month if the Meeting at which shareholders approve the Agreement is held before the 15th day of the month. If the Meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement would take effect on the first day of the next succeeding month. (For example, if the shareholders approve the Agreement on May 5, 2006, the Agreement would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.) The Investment Management Agreement will continue in effect for an initial term ending September 30, 2006 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In the event that shareholders of a Fund do not approve the Investment Management Agreement for such Fund, the current Management Agreement and current Accounting Services Agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interest of the Fund and its shareholders. If shareholders of some of the Funds approve Proposal II.A and others do not, the Investment Management Agreement will go into effect for those Funds whose shareholders approve Proposal II.A, and the

Board will consider what further actions may be appropriate with respect to Proposal II.A for those Funds whose shareholders did not approve Proposal II.A.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Investment Management Agreement as set forth in Proposal II.A.

PROPOSAL II.B

APPROVAL OF A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

The Board of each Fund has approved, and recommends that shareholders of each Fund approve, a policy that would permit DeIM, subject to the approval of the Board and a majority of its Independent Board Members, to appoint and replace subadvisers without shareholder approval (the “Subadviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of each Fund approve, a policy that would permit DeIM to change the subadvisory agreement, as applicable, for each Fund in the future without shareholder approval. If approved by each Fund’s shareholders, the policy would apply only to subadvisers that are not affiliated with DeIM.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a subadviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or a Commission rule, the Funds would be unable to implement the proposed subadviser approval policy as set forth in this proposal. The Funds intend to file an application with the Commission for an exemptive order permitting the Funds to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the Funds’ exemptive application will be granted. The Commission proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of unaffiliated subadvisers and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It generally is a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a subadviser approval policy is implemented.

Current Subadviser Approval Process

Currently, after obtaining approval by the Board and a majority of its Independent Board Members, the Fund’s shareholders must approve any subadvisory contract between DeIM and another investment adviser (other than an adviser controlled by or under common control with DeIM) pursuant to which the other adviser provides the Fund with investment management services.

Proposed Subadviser Approval Policy

The Subadviser Approval Policy would permit DeIM, subject to the approval of the Board, including a majority of its Independent Board Members, to appoint and replace subadvisers and to amend sub-advisory contracts without obtaining shareholder approval.

If the Subadviser Approval Policy is adopted, the Board, including its Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DeIM and any subadviser, as well as all changes to existing sub-advisory contracts. In addition, the Fund and DeIM will be subject to the conditions imposed by the Commission (either by an exemptive order or as part of a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever DeIM acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to DeIM or DeIM’s duties and responsibilities toward the Fund under the current Management Agreement or the proposed amended and restated Investment Management Agreement between DeIM and the Fund.

Benefits of the Subadviser Approval Policy

The Board believes that it is in the best interest of each Fund’s shareholders to give DeIM greater flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DeIM and the Board are authorized to implement the proposed Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and DeIM believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of subadvisers in DeIM, subject to review by the Board, in light of DeIM’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of DeIM’s experience in this respect. The Board will also oversee the subadviser selection process to ensure that shareholders’ interests are protected whenever the investment adviser selects a subadviser or modifies a subadvisory contract. The Board will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board believes that its review will ensure that the investment adviser continues to act in the best interests of the Fund and its shareholders. Finally, DeIM informed the Board that similar subadviser approval policies are not unusual in the mutual fund industry.

Required Vote

Each Fund will vote separately on the Subadviser Approval Policy. Approval of the Subadviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Subadviser Approval Policy, the current subadviser approval process will remain in effect for that Fund.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Subadviser Approval Policy is in the best interest of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Subadviser Approval Policy as set forth in Proposal II.B.

PROPOSAL III.A

APPROVAL OF THE REVISION OF THE

FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES

(ALL FUNDS)

The 1940 Act requires an investment company to adopt certain specified investment restrictions which can be changed only by a shareholder vote. Those restrictions are often referred to as “fundamental” investment restrictions. In the past, fundamental investment restrictions were adopted by the Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. DeIM and the Board have reviewed each Fund’s fundamental investment restrictions with the goal of simplifying and conforming the fundamental investment restrictions of the various open-end funds managed by DeIM, which will simplify the process of monitoring compliance with the fundamental investment restrictions. This Proposal seeks shareholder approval of changes that are intended to further this goal and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

The proposed changes to the fundamental investment restriction regarding commodities for each Fund are discussed in detail below. The new fundamental investment restriction would become effective as soon as is practicable after your Fund’s prospectus and/or statement of additional information has been supplemented to describe the revised restriction.

The reference below to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Commission or another regulatory agency with jurisdiction over the Funds.

As noted below, DeIM has informed the Board that this proposed revision will not, without further Board approval, affect the manner in which any Fund is managed. In particular, with respect to Money Market VIP, the proposed revision will not affect the way in which it is managed because Money Market VIP will continue to be subject to the SEC’s rules applicable to money market funds.

Investment In Commodities

The current fundamental investment restriction of each Fund is:

As a matter of fundamental policy, the Fund may not purchase physical commodities or contracts relating to physical commodities.

If this proposal is approved, each Fund’s new fundamental investment restriction would read:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

The current fundamental investment restriction of each Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed restriction, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and DeIM does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment restriction currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent DeIM and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund’s shareholders. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, it would be subject to the additional risks of that particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in physical commodities. It should be noted that the current restriction does not restrict a Fund from investing in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed restriction would not alter the Funds’ ability to make such investments in financial commodities.

Required Vote

Each Fund will vote separately with respect to the approval of the proposed revised fundamental investment restriction. For each Fund, approval of the proposed revised restriction requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If the shareholders of a Fund fail to approve the proposed fundamental investment restriction, the current restriction would remain in effect for that Fund.

Recommendation of the Board

The Board of your Fund believes that the proposed revised fundamental investment restriction is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed revised fundamental investment restriction as set forth in Proposal III.A.

PROPOSAL III.B

APPROVAL OF THE REVISION OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

(MONEY MARKET VIP ONLY)

The 1940 Act requires an investment company to adopt certain specified investment restrictions that can be changed only by a shareholder vote. Those investment restrictions often are referred to as “fundamental” investment restrictions. In the past, fundamental investment restrictions were adopted by the Funds, and in some cases amended by vote of the shareholders of an affected Fund, in order to reflect regulatory, business or industry conditions then in effect. DeIM and the Board have reviewed each Fund’s fundamental investment restrictions with the goal of simplifying and conforming the fundamental investment restrictions of the various open-end funds managed by DeIM, which will simplify the process of monitoring compliance with the fundamental investment restrictions. This Proposal seeks shareholder approval of changes that are intended to further this goal and to provide Money Market VIP, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

The proposed changes to the fundamental investment restriction regarding concentration for the Money Market VIP are discussed in detail below. The new fundamental investment restriction would become effective as soon as is practicable after your Fund’s prospectus and/or statement of additional information has been supplemented to describe the revised restriction.

The reference below to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Commission or another regulatory agency with jurisdiction over your Fund.

Concentration

The current fundamental investment restriction of the Money Market VIP is:

As a matter of fundamental policy, the Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If this proposal is approved, the Fund’s new fundamental investment restriction would read:

The Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The current fundamental restriction prohibits the concentration of the Fund’s investments in securities of one or more issuers having their principal business activities in the same industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the Commission has taken the position that, in general, investment of 25% or more of a fund’s total assets in an industry constitutes concentration. With certain exceptions, if a fund’s policy is to concentrate in an industry, it must at all times have 25% or more of its assets in that industry, and if its policy is not to concentrate, it may not invest 25% or more of its assets in the applicable industry. Under the proposed restriction, the Money Market VIP would be required to invest more than 25% of its total assets in the obligations of domestic or foreign banks and other financial institutions. In addition, the proposed restriction would make explicit the Fund’s current practice of excluding U.S. Government obligations from the concentration restriction’s limitations. The Fund would still be prohibited from concentrating its investments in any other industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction. The proposed policy would eliminate the Fund’s ability to invest less than 25% of its total assets in securities of banks and would permit the Fund to invest in securities of domestic and foreign banks in order to satisfy this concentration policy.

A significant portion of all eligible money market instruments is issued by banks and other financial institutions, and DeIM has advised the Board of Money Market VIP that the proposed restriction would permit the Fund to invest a greater percentage of its assets in a large segment of available money market instruments and may provide the potential for increasing the Fund’s returns. The Fund’s investments in a single industry, however, even though representing interests in different companies in such industry, may be affected by common economic forces and other factors. If a Fund concentrates in the banking industry, it may be particularly vulnerable to factors affecting that industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank’s lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Investments in foreign banks, in addition to the risks described above, also subject a Fund to enhanced risks relating to liquidity, marketability, foreign taxation, nationalization and currency exchange controls. In addition, foreign banks are not subject to examination by any U.S. governmental agency or instrumentality. All Fund investments would continue to comply with applicable SEC regulations relating to money market funds.

Required Vote

Approval of the proposed revised restriction requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If the shareholders of the Fund fail to approve the proposed fundamental investment restriction, the current restriction would remain in effect for the Fund.

Recommendation of the Board

The Board of your Fund believes that the proposed revised fundamental investment restriction is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed revised fundamental investment restriction as set forth in Proposal III.B.

PROPOSAL IV

APPROVAL OF

AN AMENDED AND RESTATED DECLARATION OF TRUST

AND

FURTHER AMENDMENTS TO AN AMENDED AND RESTATED DECLARATION OF TRUST

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The Funds are subject to Massachusetts law because each Fund is a series of a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each of the Funds currently operates under the declaration of trust of the Trust.

The Trustees of the Trust recommend that the shareholders of each Fund vote to approve an Amended and Restated Declaration of Trust for the Trust (the “Revised Declaration”). (Approval of the Revised Declaration is discussed in Proposal IV.A below.) The Trustees believe that it is in the best interests of shareholders to use the opportunity presented by the Meeting to modernize the Trust’s current declaration of trust (the “Current Declaration”) and to make it uniform across all of the Trusts that the proposed unified Board would oversee. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of the Trust outstanding and entitled to vote.

The Trustees also recommend that the shareholders of each Fund vote to approve further amendments to the Revised Declaration proposed in Proposal IV.A (the “Further Amendments”). (Approval of the Further Amendments is discussed in Proposal IV.B below.) Each of the Further Amendments might be deemed to have the effect of diminishing or eliminating the voting rights of a shareholder. The Current Declaration of the Trust requires a vote of two-thirds of the shares of the Trust to approve any amendment to the Current Declaration diminishing or eliminating the voting rights of a shareholder. As a result, a two-thirds vote of shareholders of the Trust will be required to approve the Further Amendments proposed in Proposal IV.B below with respect to the Trust.

It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Revised Declaration and/or the Further Amendments will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Revised Declaration and/or the Further Amendments.

The discussion below is qualified in its entirety by reference to the form of Revised Declaration, which is attached hereto as Exhibit L, and the form of Revised Declaration with Further Amendments, which is attached hereto as Exhibit M. If Proposal IV.B is approved by shareholders of the Trust, the declaration of trust for the Trust will be the Revised Declaration with Further Amendments attached hereto as Exhibit M (and the Revised Declaration attached hereto as Exhibit L will not become effective, regardless of whether Proposal IV.A was approved by shareholders). If Proposal IV.A is approved with respect to the Trust, but Proposal IV.B is not approved with respect to the Trust, the declaration of trust for the Trust will be the Revised Declaration attached hereto as Exhibit L.

PROPOSAL IV.A

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

The discussion below will highlight certain differences between the Current Declaration and the Revised Declaration. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive and stylistic differences between the Revised Declaration and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV.A is approved by the shareholders of the Trust, the Board of the Trust will adopt Amended and Restated Bylaws for the Trust that make necessary and appropriate changes based on the Revised Declaration and other modernizing changes. No shareholder approval is required for the Amended and Restated Bylaws. In addition, if Proposal IV.A is approved by the shareholders of the Trust, the Revised Declaration will become effective when a majority of the Trustees of the Trust has signed the Revised Declaration.

Significant Changes

1.	Class Reorganizations

The Revised Declaration clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund (“Class Reorganizations”). The Current Declaration does not specifically contemplate Class Reorganizations.

The Revised Declaration would allow the Board added flexibility when considering Class Reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. A Class Reorganization could, in certain circumstances, adversely affect a class’s expense ratio. If Proposal IV.A is approved, it is anticipated that DeIM will recommend that the Board consider various Class Reorganizations as part of its broader program to streamline the Funds’ operations.

2.	Involuntary Redemptions and Small Accounts

The Current Declaration contains no explicit provisions contemplating that fees will be charged to shareholders holding accounts below a minimum account size. The Revised Declaration makes explicit that the Board may, in its discretion, impose fees on accounts that do not exceed a minimum investment amount (and may involuntarily redeem shares in any such account in payment of such fees).

The Current Declaration provides that the Trustees shall have the power to redeem the shares of any shareholder if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount subject to certain advance notice requirements. The Revised Declaration permits the Trust to make such involuntary redemptions as well, but also permits involuntary redemption in certain other circumstances, including: (i) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company under the Code, (ii) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (iii) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (iv) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (v) when a Fund is requested or compelled to do so by governmental authority or applicable law and (vi) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. A Fund will provide advance notice of the intention to redeem shares involuntarily or to impose fees on accounts that do not exceed a minimum investment size. The exercise of the power to redeem shares involuntarily is subject to the provisions of the 1940 Act and any rules promulgated thereunder.

Each Fund currently pays transfer agent and other costs which are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can therefore materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts that fall below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining those accounts. A Fund will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size. DeIM has advised the Board that it intends to present a proposal to the Board involving the imposition of small account fees. If the Trustees were to approve such a proposal, small account fees may be imposed in the future.

The other circumstances set forth in the Revised Declaration in which shares may be involuntarily redeemed are intended to ensure that the Trust can meet the requirements of applicable law and to enable the Trustees to protect the interests of all shareholders.

3.	Standard of Care of Certain Trustees

The Revised Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead Independent Trustee or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Current Declaration does not contain a similar provision.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a Trustee is primarily a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, the Trustees believe that a Trustee designated as chairman of the Board or any committee or other similar designations should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

4.	Demand Requirement for Derivative Actions

The Revised Declaration provides that a shareholder cannot bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Revised Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Revised Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as board members of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration. The Current Declaration does not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Revised Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The changes in the Revised Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of these changes may be to discourage suits brought against the Funds by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

5.	Retirement/Removal of Trustees

The Current Declaration states that a Trustee may be removed by two-thirds of the remaining Trustees for cause or by two-thirds of the outstanding shares with or without cause.

The Revised Declaration is substantially similar, except that: (i) a Trustee may be removed by two-thirds of the remaining Trustees with or without cause, (ii) any Trustee who is required to retire by any written policy regarding age or term limits adopted by the Trustees shall automatically be deemed to have retired without the need for further action, and (iii) any Trustee who has become incapacitated may be retired by a majority of the other Trustees.

The changes in the Revised Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee that had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A Trustee would only be removed if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interests of shareholders.

Other Changes

1.	The Revised Declaration clarifies that fees or charges may be imposed on shares being redeemed.

2.	The Current Declaration requires Board action by written consent to be unanimous. In contrast, the Revised Declaration permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting of, or obtaining the consent of, the entire Board and, therefore, will allow the Board to take actions more expediently if necessary, and with less expense.

3.	The Current Declaration permits the Trustees to require disclosure from shareholders of such information with respect to the direct and indirect ownership of shares as the Trustees may deem necessary to comply with applicable tax law. The Revised Declaration permits the Trustees to require such information and disclose it for any reason and, as noted above, redeem the shares of shareholders that do not comply with such a demand. The expanded power given to the Trustees will permit them to require such information when they deem it to be in for the best interests of the Trust and will assist the Trustees in complying with, among other things, its market timing policies and applicable anti-money laundering regulations.

4.

The Current Declaration does not set forth any procedures for retiring share certificates. The Revised Declaration provides that, upon written notice to a shareholder, the Trustees may cancel the shareholder’s outstanding certificates, provided that such cancellation shall not affect the ownership by such shareholder of shares and that the shares shall be recorded on the books of the Trust or its transfer agent. The Revised Declaration will permit the Trustees to cancel outstanding share certificates and thereby reduce administrative costs incurred from time to time relating to such certificates. For example, in the case of certain transactions such as a fund merger, special procedures must be instituted in order to collect and dispose of share certificates held by shareholders.

5.	The Current Declaration provides for the indemnification of Trustees and officers with certain exceptions. The Revised Declaration modifies the standard indemnification provision contained in the Current Declaration by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Revised Declaration provides that, in making either of these determinations, the Independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Fund and its shareholders.

6.	The Revised Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Revised Declaration further provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when less than a majority of the Trustees holding office have been elected by shareholders, all Trustees will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Revised Declaration gives Trustees discretion with respect to certain aspects of the determination of net asset value and certain other accounting issues. The Current Declaration has less flexible provisions relating to the determination of net asset value and those accounting issues.

8.	The Revised Declaration also provides that the composition of any dividend, distribution, payment for shares redeemed or payment upon liquidation, termination or dissolution (e.g., cash, securities and/or other assets) will be determined by the Fund in its sole discretion and may be different among shareholders (including differences among shareholders in the same Fund or class).

9.	The Revised Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust and that a Trustee will not be responsible for the act or omission of any other Trustee. Under the Revised Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. The Current Declaration did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

Required Vote

All of the Funds and share classes within the Trust will vote together on the Revised Declaration, as a single class. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of such Trust outstanding and entitled to vote. If the shareholders of the Trust fail to approve the Revised Declaration, the Current Declaration will remain in effect for the Trust.

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV.A.

PROPOSAL IV.B

APPROVAL OF FURTHER AMENDMENTS TO

AN AMENDED AND RESTATED DECLARATION OF TRUST

The discussion below will highlight certain additional differences between the Current Declaration and the Revised Declaration with Further Amendments. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive differences between the Revised Declaration with Further Amendments and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV.B is approved by the shareholders of the Trust, the Revised Declaration with Further Amendments will become effective when a majority of the Trustees of the Trust has signed the Revised Declaration with Further Amendments.

Significant Changes

1.	Authority to Amend Declaration

The Current Declaration may be amended only by the vote of a majority of the shares of the Trust outstanding and entitled to vote, except that Trustees may amend the Declaration without a shareholder vote to conform the Declaration to applicable law or the requirements of the Internal Revenue Code (the “Code”), to change the name of the Trust or to make any other changes that do not adversely affect the rights of shareholders. Amendments diminishing or eliminating voting rights or reducing the amount payable upon liquidation require a vote of two-thirds of the shares of the Trust or of an affected Fund outstanding and entitled to vote.

In contrast, the Revised Declaration with Further Amendments provides for a broad general power of the Trustees to amend the Declaration without a shareholder vote, except for any amendment that would impair a shareholder’s voting right specifically granted in the Revised Declaration with Further Amendments, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. In addition, if a shareholder vote is required, an amendment shall require the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the action is recommended by the Board, in which case the required vote is a majority of the outstanding voting securities of the Trust. However, if the Trustees determine an amendment only affects one or more series or classes, the amendment may be approved by vote of only such series or classes. The Revised Declaration with Further Amendments also provides that no amendments may be made that limit the rights to indemnification provided in the Revised Declaration with Further Amendments with respect to persons entitled to such protection prior to such amendment.

These changes will allow certain amendments to be adopted by the Board without the cost and delay of solicitation and a shareholder meeting when the Board determines that such an amendment is advisable. In addition, amendments (i) diminishing or eliminating voting rights or (ii) reducing the amount payable upon liquidation would only require a vote of a majority of the outstanding voting securities (assuming Board approval of such an amendment) and a vote of the Board, respectively. Any exercise of this power by the Trustees would be subject to their general fiduciary responsibilities to act in the best interests of all shareholders.

2.	Demand Requirement for Derivative Actions

The Current Declaration provides that shareholders will have the right to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders. Because the requirements of Massachusetts law compelling a shareholder of a business corporation to make a demand on other shareholders prior to bringing a derivative claim have been eliminated, the Revised Declaration with Further Amendments does not include provision requiring this right to vote.

The changes in the Revised Declaration with Further Amendments are intended to align more closely the rights and powers of shareholders with respect to derivative actions to those of shareholders of a Massachusetts business corporation.

Other Changes

1.	The Revised Declaration with Further Amendments provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

2.	The Current Declaration provides that a meeting of shareholders shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. The Revised Declaration with Further Amendments does not contain such a provision. This change in the Revised Declaration with Further Amendments is intended to avoid the time and expense of holding a shareholder meeting called at the request of a small portion of a Trust’s shareholders.

Required Vote

All of the Funds and share classes within the Trust will vote together on the Revised Declaration with Further Amendments, as a single class. Approval of the Revised Declaration with Further Amendments with respect to the Trust requires the vote of the holders of two-thirds of the shares of the Trust outstanding and entitled to vote.

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration with Further Amendments is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV.B.

ADDITIONAL INFORMATION

Proxy Costs. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and/or Voting Information Form and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, as set forth in Exhibit N hereto. Such costs are outside of any expense limitations or fee waivers then in effect.

Voting Power. For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from your Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, in the case of Proposal I, FOR election of all nominees and, in the case of all other Proposals, FOR approval of the Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal. For the Trust and each Fund, the presence at the Meeting of one-third of the shares of the Trust or such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on February 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit O to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by Trust on Proposal I, Proposal IV.A and Proposal IV.B, and by individual Fund on Proposal II.A, Proposal II.B, Proposal III.A and Proposal III.B (Money Market VIP only).

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.B, III.A, III.B, IV.A and IV.B. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit P to this Proxy Statement sets forth information as of the Record Date regarding the ownership of the Funds’ shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of each Fund and each nominee own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies and Voting Instructions. Shares of the Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Funds were held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g. a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., echo voting). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

Computershare has been engaged to assist in the solicitation of voting instructions for the Funds at an estimated aggregate cost of $8,761.84. However, the exact cost will depend on the amount and types of services rendered. Although it is not currently expected that Computershare will actively solicit voting instructions, Computershare has been authorized to record proxy votes and voting instructions from shareholders and contract owners, respectively, that contact Computershare. If the Funds record votes by telephone, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at 1-866-340-2424. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting voting instructions and (d) supplementary solicitations to submit voting instructions.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110 or 345 Park

Avenue, New York, New York 10154, (ii) by properly submitting a later-dated Proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment. If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such Proposal for a reasonable period of time to permit further solicitation of proxies. Any adjournment as to a matter involving a Trust-wide vote or an individual Fund vote will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or Fund, respectively, in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal and will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter. The principal underwriter for each Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Information Concerning Independent Registered Public Accounting Firms. The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund for the current fiscal year.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by PwC to each Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements pre-approved by the Audit Committee for non-audit services for DeIM and certain entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Funds (collectively, the “DeIM Entities”), which engagements relate directly to the operations and financial reporting of the Funds. The Audit Committee of the Board has reviewed whether the receipt by PwC of non-audit fees from the Fund, DeIM and all DeIM Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
DWS Bond VIP
2004	$28,601	$21	$431,907	$3,967	$0	$0	$0
2005	$31,000	$25	$309,400	$0	$197,605	$0	$0
DWS Capital Growth VIP
2004	$25,540	$21	$431,907	$3,967	$0	$0	$0
2005	$27,000	$25	$268,900	$0	$197,605	$0	$0
DWS Global Opportunities VIP
2004	$31,535	$21	$431,907	$3,967	$0	$0	$0
2005	$33,000	$25	$268,900	$0	$197,605	$0	$0
DWS Growth & Income VIP
2004	$27,540	$21	$431,907	$3,967	$0	$0	$0
2005	$29,000	$25	$268,900	$0	$197,605	$0	$0
DWS Health Care VIP
2004	$23,913	$21	$431,907	$3,967	$0	$0	$0
2005	$25,000	$25	$268,900	$0	$197,605	$0	$0
DWS International VIP
2004	$32,435	$21	$431,907	$3,967	$0	$0	$0
2005	$34,000	$25	$268,900	$0	$197,605	$0	$0
Money Market VIP
2004	$13,612	$21	$431,907	$3,967	$0	$0	$0
2005	$15,000	$25	$268,900	$0	$197,605	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Procedures. Certain standard and/or anticipated audit and non-audit services that may be performed for the Fund by the Fund’s independent registered public accounting firm (“Fund Services”) and certain standard and/or anticipated non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeIM Entities that relate directly to the operations and financial reporting of the Fund (“Fund-Related Adviser Services”) have been approved. Any (a) audit or non-audit services to be performed for the Fund by the Fund’s independent registered public accounting firm that are not Fund Services and (b) non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeIM Entities that relate directly to the operations and financial reporting of the Fund that are not Fund-Related Adviser Services are subject to the Audit Committee “Pre-Approval Process.”

The Pre-Approval Process requires that any engagement of the Fund’s independent registered public accounting firm for services described in (a) or (b) above be requested in a writing that details the proposed engagement, which writing should be addressed to the Audit Committee, with copies to DeIM, and, if time reasonably permits, included in the meeting materials for the Audit Committee meeting at which such engagement will be discussed.

For pre-approval requests requiring an immediate response, the request is delivered to the Audit Committee and the requesting party must follow such delivery with a call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request, or may call a special meeting of the Audit Committee to consider the request. In the absence of the Chair of the Audit Committee, any Audit Committee member may approve or deny the request.

The Audit Committee Pre-Approval Procedures must be reviewed and approved at least annually by the Audit Committee.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Funds and to the DeIM Entities for the two most recent fiscal years for each Fund.

Name of Fund	Non-Audit Fees
DWS Bond VIP
2004	$253,272
2005	$104,635
DWS Capital Growth VIP
2004	$253,272
2005	$104,635
DWS Global Opportunities VIP
2004	$253,272
2005	$104,635
DWS Growth & Income Fund
2004	$253,272
2005	$104,635
DWS Health Care VIP
2004	$253,272
2005	$104,635
DWS International VIP
2004	$253,272
2005	$104,635
Money Market VIP
2004	$253,272
2005	$104,635

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the applicable Fund at the following address: Two International Place, 13th Floor, Boston, Massachusetts 02110-4103.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a Proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the president or secretary of the Trust upon the written request of the holders of 10% or more of the total number of shares of the Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD OR VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT 1-866-340-2424.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE. CONTRACT OWNERS WHO WISH TO INSTRUCT THEIR INSURANCE COMPANY HOW TO VOTE ON THEIR BEHALF SHOULD COMPLETE AND SIGN THE VOTING INSTRUCTION FORM.

EXHIBIT A

BOSTON DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Allocation Series	Scudder Pathway Series
DWS Conservative Allocation Fund	Pathway Conservative Portfolio
DWS Growth Plus Allocation Fund	Pathway Growth Plus Portfolio
DWS Growth Allocation Fund	Pathway Growth Portfolio
DWS Moderate Allocation Fund	Pathway Moderate Portfolio

DWS Cash Investment Trust	Scudder Cash Investment Trust

DWS Funds Trust	Scudder Funds Trust
DWS Short Term Bond Fund	Scudder Short Term Bond Fund

DWS Global/International Fund, Inc.	Global/International Fund, Inc.
DWS Emerging Markets Fixed Income Fund	Scudder Emerging Markets Income Fund
DWS Global Bond Fund	Scudder Global Bond Fund
DWS Global Opportunities Fund	Scudder Global Discovery Fund
DWS Global Thematic Fund	Scudder Global Fund

DWS Income Trust	Scudder Income Trust
DWS GNMA Fund	Scudder GNMA Fund

DWS International Fund, Inc.	Scudder International Fund, Inc.
DWS Emerging Markets Equity Fund	Scudder Emerging Markets Fund
DWS Europe Equity Fund	Scudder Greater Europe Fund
DWS International Fund	Scudder International Fund
DWS Latin America Equity Fund	Scudder Latin America Fund
DWS Pacific Opportunities Equity Fund	Scudder Pacific Opportunities Fund

DWS Investment Trust	Investment Trust
DWS Capital Growth Fund	Scudder Capital Growth Fund
DWS Growth & Income Fund	Scudder Growth and Income Fund
DWS Large Company Growth Fund	Scudder Large Company Growth Fund
DWS S&P 500 Index Fund	Scudder S&P 500 Index Fund
DWS Small Cap Core Fund	Scudder Small Company Stock Fund

DWS Money Market Trust	Scudder Money Market Trust
DWS Money Market Series	Money Market Series

DWS Municipal Trust	Scudder Municipal Trust
DWS High Yield Tax Free Fund	Scudder High Yield Tax Free Fund
DWS Managed Municipal Bond Fund	Scudder Managed Municipal Bond Fund

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Mutual Funds, Inc.	Scudder Mutual Funds, Inc.
DWS Gold & Precious Metals Fund	Scudder Gold and Precious Metals Fund

DWS Portfolio Trust	Scudder Portfolio Trust
DWS Core Plus Income Fund	Scudder Income Fund

DWS Securities Trust	Scudder Securities Trust
DWS Health Care Fund	Scudder Health Care Fund
DWS Small Cap Value Fund	Scudder Small Company Value Fund

DWS State Tax Free Trust	Scudder State Tax-Free Trust
DWS Massachusetts Tax-Free Fund	Scudder Massachusetts Tax-Free Fund

DWS Tax Free Money Fund	Scudder Tax Free Money Fund

DWS Tax Free Trust	Scudder Tax Free Trust
DWS Intermediate Tax/AMT Free Fund	Scudder Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund	Scudder U.S. Treasury Money Fund

DWS Value Equity Trust	Value Equity Trust
DWS Enhanced S&P 500 Index Fund	Scudder Select 500 Fund
DWS Equity Income Fund	Scudder Tax Advantaged Dividend Fund

DWS Variable Series I	Scudder Variable Series I
DWS Bond VIP*	Bond Portfolio
DWS Capital Growth VIP*	Capital Growth Portfolio
DWS Global Opportunities VIP*	Global Discovery Portfolio
DWS Growth & Income VIP*	Growth and Income Portfolio
DWS Health Care VIP*	Health Sciences Portfolio
DWS International VIP*	International Portfolio
Money Market VIP*	Money Market Portfolio

*	Denotes Funds covered by this proxy statement.

NEW YORK DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
Cash Management Portfolio	Scudder Cash Management Portfolio

Cash Reserve Fund, Inc.	Cash Reserve Fund, Inc.
Prime Series	Prime Series
Treasury Series	Treasury Series
Tax-Free Series	Tax-Free Series

DWS Advisor Funds	Scudder Advisor Funds
DWS International Equity Fund	Scudder International Equity Fund
DWS Short Duration Plus Fund	Scudder Limited-Duration Plus Fund
DWS Mid Cap Growth Fund	Scudder Mid Cap Growth Fund
DWS Small Cap Growth Fund	Scudder Small Cap Growth Fund

DWS Advisor Funds II	Scudder Advisor Funds II
DWS EAFE Equity Index Fund	Scudder EAFE Equity Index Fund
DWS U.S. Bond Index Fund	Scudder U.S. Bond Index Fund

DWS Advisor Funds III	Scudder Advisor Funds III
DWS Lifecycle Long Range Fund	Scudder Lifecycle Long Range Fund

DWS Equity 500 Index Portfolio	Scudder Equity 500 Index Portfolio

DWS Communications Fund	Scudder Flag Investors Communications Fund, Inc.
DWS Communications Fund	Scudder Flag Investors Communications Fund

DWS Equity Partners Fund	Scudder Flag Investors Equity Partners Fund, Inc.
DWS Equity Partners Fund	Scudder Flag Investors Equity Partners Fund

DWS Institutional Funds	Scudder Institutional Funds
DWS Equity 500 Index Fund	Scudder Equity 500 Index Fund
DWS International Equity Fund Institutional	Scudder International Equity Fund Institutional
DWS Commodity Securities Fund	Scudder Commodity Securities Fund
DWS Inflation Protected Plus Fund	Scudder Inflation Protected Plus Fund

DWS International Equity Portfolio	DWS International Equity Portfolio

DWS Investment Portfolios	Scudder Investment Portfolios
DWS EAFE Equity Index Portfolio	Scudder EAFE Equity Index Portfolio
DWS Short Duration Plus Portfolio	Scudder Limited Duration Plus Portfolio
DWS U.S. Bond Index Portfolio	Scudder U.S. Bond Index Portfolio

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Investments Trust	Scudder MG Investments Trust
DWS Core Fixed Income Fund	Scudder Fixed Income Fund
DWS High Income Plus Fund	Scudder High Income Plus Fund
DWS International Select Equity Fund	Scudder International Select Equity Fund
DWS Micro Cap Fund	Scudder Micro Cap Fund
DWS Short Duration Fund	Scudder Short Duration Fund
DWS Short-Term Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund

DWS Investments VIT Funds	Scudder Investments VIT Funds
DWS Equity 500 Index VIP	Scudder VIT Equity 500 Index Fund
DWS Small Cap Index VIP	Scudder VIT Small Cap Index Fund
DWS RREEF Real Estate Securities VIP	Scudder Real Estate Securities Portfolio

DWS Investors Funds, Inc.	Scudder Investors Funds, Inc.
DWS Japan Equity Fund	Scudder Japanese Equity Fund

DWS RREEF Securities Trust	Scudder RREEF Securities Trust
DWS RREEF Real Estate Securities Fund	Scudder RREEF Real Estate Securities Fund

DWS Value Builder Fund	Scudder Flag Investors Value Builder Fund, Inc.
DWS Value Builder Fund	Scudder Flag Investors Value Builder Fund

EXHIBIT B

NOMINEE SHARE OWNERSHIP

As of December 31, 2005, the nominees and the officers of the Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

As only certain Participating Insurance Companies are shareholders of the Funds, the nominees do not own any shares in the Funds nor are they Contract Owners of the Participating Insurance Companies.

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS funds overseen or to be overseen by the nominee as of December 31, 2005, except Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. mutual funds business of Deutsche Asset Management in 2005.

B-1

EXHIBIT C

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to each nominee by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Mr. Schwarzer was nominated for election to the Board of the Funds on December 2, 2005, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the funds.

	Aggregate Compensation from Fund
Name of Nominee	DWS Bond VIP Fund	DWS Capital Growth VIP	DWS Global Opportunities VIP	DWS Growth & Income VIP
Current Board Member Nominees
Dawn-Marie Driscoll	$1,251	$4,299	$1,599	$1,586
Henry P. Becton, Jr.	$1,090	$3,463	$1,363	$1,354
Keith R. Fox	$1,171	$3,901	$1,481	$1,470
Kenneth C. Froewiss	$ 303	$1,075	$ 383	$ 415
Jean Gleason Stromberg	$1,144	$3,800	$1,442	$1,443
Carl W. Vogt	$1,078	$3,435	$1,345	$1,337
Other Nominees
Martin J. Gruber	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
Graham E. Jones	$0	$0	$0	$0
Rebecca W. Rimel	$0	$0	$0	$0
Philip Saunders, Jr.	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Nominee	DWS Health Care VIP	DWS International VIP	Money Market VIP
Current Board Member Nominees
Dawn-Marie Driscoll	$1,028	$2,840	$732
Henry P. Becton, Jr.	$ 915	$2,333	$682
Keith R. Fox	$ 973	$2,587	$708
Kenneth C. Froewiss	$ 256	$ 622	$194
Jean Gleason Stromberg	$ 954	$2,500	$701
Carl W. Vogt	$ 906	$2,294	$678
Other Nominees
Martin J. Gruber	$0	$0	$0
Richard J. Herring	$0	$0	$0
Graham E. Jones	$0	$0	$0
Rebecca W. Rimel	$0	$0	$0
Philip Saunders, Jr.	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0

Name of Nominee	Total Compensation from Fund and Fund Complex(1)
Independent Nominees
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Henry P. Becton, Jr.(3)(4)(5)	$164,000
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(4)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 165 funds.
(2)	Includes $19,000 in annual retainer fees in Mr. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the board of the Boston DWS Funds in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Boston DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the board of the Boston DWS Funds in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by DeAM.
(6)	Mr. Froewiss was appointed to the board of the Boston DWS Funds on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the board of the New York DWS Funds in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the New York DWS Funds.

The Nominating/Corporate Governance Committee, composed entirely of Independent Board Members, periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board Member compensation, the Nominating/Corporate Governance Committee considers, among other factors, the time commitment involved in serving as a Board Member of the Funds, the fiduciary responsibilities of Board Members and the number and complexity of the funds overseen by Board Members.

EXHIBIT D

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is Two International Place, Boston, Massachusetts 02110.

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito(3) (1956) President, 2005-present	Managing Director(2), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	N/A

John Millette (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management	N/A

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	N/A

Patricia DeFilippis(3) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	N/A

Elisa D. Metzger (1962) Assistant Secretary, 2005-present	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	N/A

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(2), Deutsche Asset Management	N/A

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(2), Deutsche Asset Management	N/A

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(2), Deutsche Asset Management	N/A

John Robbins(3) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(2), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	N/A

D-1

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Philip Gallo(3) (1962) Chief Compliance Officer, 2004-present	Managing Director(2), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	N/A

A. Thomas Smith (1956) Chief Legal Officer, 2005-present	Managing Director(2), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	N/A

(1)	As a result of their respective positions held with DeIM, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.

D-2

EXHIBIT E

VALUATION COMMITTEE MEETINGS

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Bond VIP	6
DWS Capital Growth VIP	6
DWS Global Opportunities VIP	8
DWS Growth & Income VIP	6
DWS Health Care VIP	6
DWS International VIP	6
Money Market VIP	6

E-1

EXHIBIT F

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among DWS Variable Series I, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Management Agreement dated [                    ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

1. Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive.    The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series.    In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents.    Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated March 15, 1985, as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “DWS Variable Series I” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DWS Variable Series I

By:
[Name of Officer]
[Title]

DWS Variable Series I, on behalf of the Funds set out on Schedule I

By:
[Name of Officer]
[Title]

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
[Name]
[Title]

SCHEDULE I

FUNDS

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

EXHIBIT G

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under current Management Agreement % of Net Assets	Management Fee Rate under proposed Investment Management Agreement (“New Fee”) % of Net Assets	Aggregate Amount of DeIM’s management fee under current Management Agreement(1) (2)	Aggregate Amount DeIM would have received had the New Fee been in effect(1) (2)	Percentage Change in Aggregate Amount received by DeIM(1)
DWS Bond VIP	0.475% of net assets	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	$865,302	$710,772	-17.86%

DWS Capital Growth VIP	0.475% to $250 million 0.450% next $750 million 0.425% thereafter	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	$4,421,003	$3,594,954	-18.68%

DWS Global Opportunities VIP	0.975% of net assets	0.890% first $500 million 0.875% next $500 million 0.860% next $1.0 billion 0.845% thereafter	$2,754,030	$2,515,069	-8.68%

DWS Growth & Income VIP	0.475% to $250 million 0.450% next $750 million 0.425% thereafter	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	$1,335,546	$1,098,687	-17.73%

DWS Health Care VIP	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	0.665% to $250 million 0.640% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	$959,087	$850,556	-11.32%

DWS International VIP	0.875% to $500 million 0.725% thereafter	0.790% to $500 million 0.640% thereafter	$4,841,891	$4,363,311	-9.88%

Money Market VIP	0.370% of net assets	0.285% first $500 million 0.270% next $500 million 0.255% next $1.0 billion 0.240% thereafter	$199,057	$153,342	-22.97%

(1)	This comparison is included because it is required by applicable SEC regulations. However, this comparison is not likely to be useful for shareholders of the Funds. As noted in the proxy statement, because fees paid to DeIM for administrative services pursuant to the current Management Agreement would be paid instead pursuant to the new Administrative Services Agreement if shareholders of a Fund approve the Investment Management Agreement, the management fee rate applicable to a Fund would be reduced. For some Funds, the reduction in management fee may be completely offset (or almost completely offset) by the new fee charged administrative services under the Administrative Services Agreement.
(2)	Measured during the Fund’s most recently completed fiscal year.

G-1

EXHIBIT H

FACTORS CONSIDERED IN CONNECTION WITH BOARD REVIEW OF FUND CONTRACTS

In determining to approve the continuation of the Funds’ current investment management agreements, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund. More detailed information about the fees and expenses of each Fund as of December 31, 2004 is included in Exhibit H-1 to this Proxy Statement.

•	The extent to which economies of scale would be realized as the Funds grow. In this regard, the Board noted that some of the Funds’ investment management fee schedules include fee breakpoints. The Board concluded that all Funds’ fee schedules represent an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including relative to each Fund’s respective peer group as determined by Lipper. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper universe. More detailed information about the fees and expenses of each Fund as of December 31, 2004 is included in Exhibit H-1 to this Proxy Statement.

•	The investment performance of each Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance. More detailed information about the performance of each Fund for periods ended June 30, 2005 is included in Exhibit H-1 to this Proxy Statement.

•	The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that Deutsche Asset Management is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the current investment management agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Funds. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Funds (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Funds. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, DeAM’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability of most comparable firms for which such data was available.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue each Fund’s current investment management agreement, and concluded that the continuation of such Agreements was in the best interests of each Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current investment management agreements.

EXHIBIT H-1

FUND-BY-FUND BOARD APPROVAL DISCLOSURE

For purposes of the discussions below, Funds in the 1st quartile of the applicable Lipper universe for performance, management fee or total expenses have better performance, lower fees or lower expenses, respectively, as compared with funds in the 2nd, 3rd and 4th quartiles. Conversely, Funds in the 4th quartile for a particular category would have worse performance, higher fees or higher expenses, as applicable.

DWS BOND VIP

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A) was in the 1st quartile and 2nd quartile for the one- and three-year periods, respectively, but was in the 3rd quartile for the five-year period. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that although the Fund’s management fee (Class A) was in the 3rd quartile of the Fund’s expense universe, the Fund’s total expenses (Class A) were in the 2nd quartile of the Fund’s expense universe.

The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

DWS CAPITAL GROWTH VIP

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A) was in the 2nd quartile for each of the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

H1-1

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that the Fund’s management fee (Class A) was in the 1st quartile of the Fund’s expense universe and that the Fund’s total expenses (Class A) were in the 1st quartile of the Fund’s expense universe.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

DWS GLOBAL OPPORTUNITIES VIP

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A) was in the 1st quartile for each of the one- and three-year periods, and was in the 2nd quartile for the five-year period. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that although the Fund’s management fee (Class A) was in the 4th quartile of the Fund’s expense universe, the Fund’s total expenses (Class A) were in the 3rd quartile of the Fund’s expense universe.

The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

DWS GROWTH & INCOME VIP

In approving the current investment management agreement, the Board also considered the following factors:

H1-2

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A) was in the 2nd quartile for each of the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that the Fund’s management fee (Class A) was in the 1st quartile of the Fund’s expense universe and that the Fund’s total expenses (Class A) were in the 1st quartile of the Fund’s expense universe.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

DWS HEALTH CARE VIP

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A) was in the 2nd quartile and 1st quartile for the one- and three-year periods, respectively. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that although the Fund’s management fee (Class A) was in the 2nd quartile of the Fund’s expense universe, the Fund’s total expenses (Class A) were in the 1st quartile of the Fund’s expense universe.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

DWS INTERNATIONAL VIP

In approving the current investment management agreement, the Board also considered the following factors:

H1-3

Fund Performance

The comparative Lipper information showed that, although the Fund’s performance (Class A) was in the 4th quartile for the three- and five-year periods, it was in the 2nd quartile for the one-year period. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that the Fund’s management fee (Class A) was in the 3rd quartile of the Fund’s expense universe, but the Fund’s total expenses (Class A) were in the 4th quartile of the Fund’s expense universe.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

MONEY MARKET VIP

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative iMoneyNet information showed that the Fund’s performance was in the 1st quartile for each of the one-, three-and five-year periods. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that the Fund’s management fee was in the 2nd quartile of the Fund’s expense universe and that the Fund’s total expenses were in the 2nd quartile of the Fund’s expense universe.

The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper expense universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

H1-4

EXHIBIT I

INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENTS

Fund	Date of Current Management Agreement	Date Current Management Agreement Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Agreement to Shareholder Vote	Date of Last Renewal of Current Management Agreement by Board of Trustees	Action Taken by Board of Directors/Trustees (Other than Renewal) Since Beginning of Fund’s Last Fiscal Year
DWS Bond VIP	12/2/05	11/18/05	Amended to include a provision that the investment adviser can delegate some or all of its duties to a non-affiliated sub-adviser	9/30/05	Amended to include a provision that the investment adviser can delegate some or all of its duties to a non-affiliated sub-adviser

DWS Capital Growth VIP	5/2/05	3/28/02	Change of control of investment adviser	9/30/05	Approved an amended agreement that incorporated a new fee schedule due to a merger

DWS Global Opportunities VIP	4/5/02	3/28/02	Change of control of investment adviser	9/30/05	N/A

DWS Growth & Income VIP	5/2/05	3/28/02	Change of control of investment adviser	9/30/05	Approved an amended agreement that incorporated a new fee schedule due to a merger

DWS Health Care VIP	4/5/02	3/28/02	Change of control of investment adviser	9/30/05	N/A

DWS International VIP	4/5/02	3/28/02	Change of control of investment adviser	9/30/05	N/A

Money Market VIP	4/5/02	3/28/02	Change of control of investment adviser	9/30/05	N/A

I-1

EXHIBIT J

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Taxable Income Funds
DWS Bond VIP	209,204,503	0.475% of net assets	No	The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation

DWS Core Fixed Income Fund	1,257,645,393	0.400% of net assets	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Core Fixed Income VIP	340,003,289	0.600% of net assets	No	The portfolio seeks high current income.

DWS Core Plus Income Fund	782,783,363	0.550% to $250 million	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.
		0.520% next $750 million
		0.500% next $1.5 billion
		0.480% next $2.5 billion
		0.450% next $2.5 billion
		0.430% next $2.5 billion
		0.410% next $2.5 billion
		0.400% thereafter

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS GNMA Fund	3,132,118,096	0.400% to $5.0 billion 0.385% next $1.0 billion 0.370% thereafter	No	The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds.

DWS Government & Agency Securities VIP	290,354,210	0.550% of net assets	No	The portfolio seeks high current income consistent with preservation of capital.

DWS High Income Fund	2,254,593,704	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk.

DWS High Income VIP	399,426,800	0.600% of net assets	No	The portfolio seeks to provide a high level of current income.

DWS High Income Plus Fund	394,000,815	0.500% to $1 billion 0.490% next $1.5 billion 0.480% next $2.5 billion 0.470% next $5 billion 0.460% thereafter	Yes	The fund seeks high current income and, as a secondary objective, capital appreciation.

DWS Inflation Protected Plus Fund	27,572,022	0.400% to $1.5 billion 0.375% next $500 million 0.360% next $1 billion 0.345% next $1 billion 0.330% next $1 billion 0.315% next $1 billion 0.300% thereafter	Yes	The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Short Duration Fund	142,425,486	0.400% of net assets	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Short Duration Plus Fund	696,424,257	0.700% of net assets	Yes	The fund seeks to provide high income while also seeking to maintain a high degree of stability of shareholders’ capital.

DWS Short Term Bond Fund	806,167,564	0.450% to $1.5 billion 0.425% next $500 million 0.400% next $1.0 billion 0.385% next $1.0 billion 0.370% next $1.0 billion 0.355% next $1.0 billion 0.340% thereafter	Yes	The fund seeks to provide high income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital.

DWS Strategic Income Fund	362,657,598	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks a high current return.

DWS Strategic Income VIP	97,221,037	0.650% of net assets	Yes	The portfolio seeks a high current return.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS U.S. Government Securities Fund	2,746,146,904	0.450% to $250 million 0.430% next $750 million 0.410% next $1.5 billion 0.400% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter	Yes	The fund seeks high current income, liquidity and security of principal.
Multicategory/Asset Allocation Funds
DWS Balanced Fund	2,055,216,532	0.470% to $1.5 billion 0.445% next $500 million 0.410% next $1.5 billion 0.400% next $2 billion . 390% next $2 billion 0.380% next $2 billion 0.370% next $2.5 billion 0.360% thereafter	Yes	The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

DWS Balanced VIP	687,532,538	0.470% to $1.5 billion 0.445% next $500 million 0.410% thereafter	Yes	The portfolio seeks high total return, a combination of income and capital appreciation.

DWS Conservative Allocation Fund	146,138,542	0.000%	Yes	The fund seeks current income and, as a secondary objective, long-term growth of capital.

DWS Conservative Allocation VIP	45,519,262	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1 billion 0.110% thereafter	Yes	The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Growth Allocation Fund	298,937,311	0.000%	Yes	The fund seeks long-term growth of capital and, as a secondary objective, current income.

DWS Growth Allocation VIP	196,952,275	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1 billion 0.110% thereafter	Yes	The portfolio seeks long-term growth of capital.
DWS Growth Plus Allocation Fund	19,752,281	0.000%	Yes	The fund seeks long-term growth of capital.

DWS Income Allocation VIP	12,295,645	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1 billion 0.110% thereafter	Yes	The portfolio seeks current income and, as a secondary objective, long-term growth of capital.

DWS Lifecycle Long Range Fund	749,482,809	0.650% of net assets	Yes	The fund seeks high total return with reduced risk over the long term.

DWS Moderate Allocation Fund	326,312,276	0.000%	Yes	The fund seeks a balance of current income and growth of capital.

DWS Moderate Allocation VIP	171,068,527	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1 billion 0.110% thereafter	Yes	The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on the growth of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Target 2006 Fund	32,297,145	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (May 15, 2006) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Target 2008 Fund	23,415,810	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Target 2010 Fund	55,869,294	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Target 2011 Fund	88,086,452	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Target 2012 Fund	68,781,878	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (February 15, 2012) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Target 2013 Fund	50,705,032	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (February 15, 2013) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Target 2014 Fund	51,327,345	0.500% of net assets	No	The fund seeks to provide a guaranteed return of investment on the Maturity Date (November 15, 2014) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

DWS Value Builder Fund	568,429,604	1.000% to $50 million 0.850% next $50 million 0.800 % next $100 million 0.700% thereafter	No	The fund seeks to maximize total return through a combination of long-term growth of capital and current income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Value Funds
DWS Commodity Securities Fund	127,466,889	0.950% to $500 million 0.900% next $500 million 0.850% thereafter	Yes	The fund seeks capital appreciation.

DWS Davis Venture Value VIP	387,796,009	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.875% next $1.5 billion 0.850% thereafter	Yes	The portfolio seeks growth of capital.

DWS Dreman Concentrated Value Fund	37,727,906	0.800% to $250 million 0.780% next $750 million 0.760% next $1.5 billion 0.740% over $2.5 billion	Yes	The fund seeks long-term growth of capital.

DWS Dreman Financial Services Fund	96,208,449	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The fund seeks to provide long-term capital appreciation.

DWS Dreman Financial Services VIP	137,986,160	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks to provide long-term capital appreciation.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Dreman High Return Equity Fund	7,252,576,321	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The fund seeks to achieve a high rate of total return.

DWS Dreman High Return Equity VIP	921,187,356	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks to achieve a high rate of total return.

DWS Dreman Mid Cap Value Fund	11,384,165	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $1.5 billion 0.660% thereafter	Yes	The fund seeks long-term capital appreciation

DWS Dreman Small Cap Value Fund	1,018,681,656	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks long-term capital appreciation.

DWS Dreman Small Cap Value VIP	576,177,546	0.750% of net assets	No	The portfolio seeks long-term capital appreciation.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Equity Income Fund	146,699,100	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital.

DWS Equity Partners Fund	386,686,584	1.000% to $50 million 0.850% next $50 million 0.800% next $100 million 0.700% thereafter	No	The fund seeks to achieve long-term growth of capital and, secondarily, current income.

DWS Gold & Precious Metals Fund	568,654,457	1.000% to $500 million 0.950% thereafter	Yes	The fund seeks maximum return (principal change and income).

DWS Growth & Income Fund	4,859,031,508	0.450% to $250 million 0.445% next $750 million 0.440% next $1.5 billion 0.430% next $5 billion 0.420% next $5 billion 0.410% next $5 billion 0.385% thereafter	Yes	The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk, as compared with other growth and income funds.

DWS Growth & Income VIP	342,314,237	0.475% to $250 million 0.450% next $750 million 0.425% thereafter	Yes	The portfolio seeks long-term growth of capital, current income and growth of income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Janus Growth & Income VIP	226,730,111	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.675% thereafter	Yes	The portfolio seeks long-term capital growth and current income.

DWS Large Cap Value Fund	1,967,421,176	0.525% to $1.5 billion 0.500% next $500 million 0.475% next $1 billion 0.450% next $1 billion 0.425% next $1 billion 0.400% thereafter	Yes	The fund seeks long-term capital appreciation, with current income as a secondary objective.

DWS Large Cap Value VIP	308,291,140	0.750% of net assets	Yes	The portfolio seeks to achieve a high rate of total return.

DWS MFS Strategic Value VIP	57,871,500	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.825% next $500 million 0.800% next $1 billion 0.775% thereafter	Yes	The portfolio seeks to provide capital appreciation.

DWS RREEF Real Estate Securities Fund	1,320,258,666	0.650% to $100 million 0.550% next $100 million 0.500% next $100 million 0.450% thereafter	No	The fund seeks long-term capital appreciation and current income.

DWS RREEF Real Estate Securities VIP	40,235,410	0.900% to $250 million 0.875% next $250 million 0.850% next $500 million 0.825% next $1.5 billion 0.800% thereafter	Yes	The Portfolio’s investment objectives are long-term capital appreciation and current income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Small Cap Core Fund	182,968,564	0.750% to $500 million 0.700% next $500 million 0.650% thereafter	Yes	The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

DWS Small Cap Value Fund	328,500,084	0.750% to $500 million 0.700% thereafter	No	The fund seeks long-term growth of capital.

DWS Templeton Foreign Value VIP	20,460,507	0.950% to $250 million 0.925% next $250 million 0.850% next $500 million 0.750% next $1 billion 0.700% next $500 million 0.650% thereafter	Yes	The portfolio seeks long-term capital growth.

Index-Related Funds
DWS EAFE Equity Index Fund	308,910,127	0.250% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International (“MSCI”) EAFE® Index (“EAFE® Index”), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

DWS Enhanced S&P 500 Index Fund	100,925,018	0.500% to $500 million 0.475% next $500 million 0.450% thereafter	Yes	The fund seeks long-term growth and income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Equity 500 Index Fund	2,585,342,277	0.050% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies.

DWS Equity 500 Index VIP	1,228,644,729	0.20% to $1 billion 0.175% next $1 billion 0.150% thereafter	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies.

DWS Small Cap Index VIP	495,008,781	0.350% of net assets	Yes	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS S&P 500 Index Fund	721,836,588	0.050% of net assets	Yes

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

DWS U.S. Bond Index Fund	119,751,913	0.150% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers Aggregate Bond Index (the “Lehman Bond Index”), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

Growth Funds
DWS Blue Chip Fund	637,774,303	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks growth of capital and of income.

DWS Blue Chip VIP	338,506,302	0.650% of net assets	No	The portfolio seeks growth of capital and income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Capital Growth Fund	1,968,726,149	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds.

DWS Capital Growth VIP	1,105,599,035	0.475% to $250 million 0.450% next $750 million 0.425% thereafter	Yes	The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

DWS Communications Fund	337,582,515	1.000% to $100 million 0.900% next $100 million 0.850% next $100 million 0.800% next $200 million 0.730% next $500 million 0.680% next $500 million 0.650% thereafter	Yes	The fund seeks to maximize total return.

DWS Health Care Fund	248,838,093	0.850% to $500 million 0.800% thereafter	Yes	The fund seeks long-term growth of capital.

DWS Health Care VIP	132,018,147	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks long-term growth of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Janus Growth Opportunities VIP	155,048,737	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.675% thereafter	No	The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

DWS Large Company Growth Fund	413,464,190	0.700% to $1.5 billion 0.650% next $500 million 0.600% thereafter	Yes	The fund seeks long-term growth of capital.

DWS Mercury Large Cap Core VIP	4,951,893	0.900% to $250 million 0.850% next $250 million 0.800% next $500 million 0.750% next $1 billion 0.700% next $500 million 0.650% thereafter	Yes	The portfolio seeks long-term capital growth.

DWS Micro Cap Fund	100,576,926	1.500% on net assets	Yes	The fund seeks capital appreciation.

DWS Mid Cap Growth Fund	1,338,969,959	0.650% to $500 million 0.600% next $1 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% next $2.5 billion 0.510% thereafter	Yes	The fund seeks long-term capital growth.

DWS Mid Cap Growth VIP	64,206,088	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.6210% thereafter	Yes	The portfolio seeks long-term capital growth.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Oak Strategic Equity VIP	75,217,648	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.875% next $1.5 billion 0.850% thereafter	Yes	The portfolio seeks long-term capital growth.

DWS Salomon Aggressive Growth VIP	47,808,985	0.800% to $250 million 0.775% next $500 million 0.750% next $750 million 0.725% over $1.5 billion	Yes	The portfolio seeks capital appreciation.

DWS Small Cap Growth Fund	529,949,768	0.650% on net assets	Yes	The fund seeks long-term capital growth.

DWS Small Cap Growth VIP	282,456,721	0.900% to $500 million 0.850% next $500 million 0.800% thereafter	Yes	The portfolio seeks maximum appreciation of investors’ capital.

DWS Technology Fund	1,327,422,914	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks growth of capital.

DWS Technology VIP	215,092,607	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.6210% thereafter	No	The portfolio seeks growth of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Turner Mid Cap Growth VIP	148,952,013	1.000% to $250 million 0.975% next $250 million 0.950% next $500 million 0.925% next $1.5 billion 0.900% thereafter	Yes	The portfolio seeks capital appreciation.

Global Growth Funds
DWS Emerging Markets Equity Fund	270,175,270	1.250% to $500 million 1.200% thereafter	Yes	The fund seeks long-term growth of capital.

DWS Europe Equity Fund	498,691,670	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks long-term growth of capital.

DWS Global Opportunities Fund	655,162,027	1.100% of net assets	Yes	The fund seeks above-average capital appreciation over the long term.

DWS Global Opportunities VIP	318,696,897	0.975% of net assets	Yes	The portfolio seeks above-average capital appreciation over the long term.

DWS Global Thematic Fund	1,079,661,474	1.000% to $500 million 0.950% next $500 million 0.900% next $500 million 0.850% next $500 million 0.800% thereafter	Yes	The fund seeks long-term growth of capital, while actively seeking to reduce downside risk as compared with other global growth funds.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Global Thematic VIP	104,064,924	1.000% to $250 million 0.950% next $500 million 0.900% next $750 million 0.850% next $1.5 billion 0.800% thereafter	Yes	The portfolio seeks long-term capital growth.

DWS International Equity Fund	298,271,450	0.650% of net assets	Yes	The fund seeks long-term capital appreciation.

DWS International Fund	1,635,464,829	0.675% to $6.0 billion 0.625% next $1.0 billion 0.60% thereafter	Yes	The fund seeks long-term growth of capital.

DWS International VIP	598,826,714	0.875% to $500 million 0.725% thereafter	Yes	The portfolio seeks long-term growth of capital.

DWS International Select Equity Fund	467,241,931	0.700% of net assets	No	The fund seeks capital appreciation.

DWS International Select Equity VIP	258,586,932	0.750% of net assets	No	The portfolio seeks capital appreciation.

DWS Japan Equity Fund	199,877,738	0.850% of net assets	Yes	The fund seeks high capital appreciation.

DWS Latin America Equity Fund	675,063,287	1.250% to $400 million 1.150% thereafter	Yes	The fund seeks long-term capital appreciation.

DWS Pacific Opportunities Equity Fund	125,588,059	0.850% to $250 million 0.820% next $750 million 0.800% next $1.5 billion 0.780% next $2.5 billion 0.750% next $2.5 billion 0.740% next $2.5 billion 0.730% next $2.5 billion 0.720% thereafter	Yes	The fund seeks long-term growth of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Money Market Funds
DWS Cash Investment Trust	882,987,164	0.400% to $250 million 0.380% next $750 million 0.350% next $1.5 billion 0.320% next $2.5 billion 0.300% next $2.5 billion 0.280% next $2.5 billion 0.260% next $2.5 billion 0.250% thereafter	Yes	The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

DWS Money Market Series	11,923,697,034	0.250% of net assets	Yes	The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund’s investment policies.

DWS U.S. Treasury Money Fund	183,178,397	0.400% to $500 million 0.385% next $500 million 0.370% thereafter	Yes	The fund seeks current income consistent with safety, liquidity and stability of capital.

Cash Reserve Fund, Inc. – Prime Series	2,004,307,084	0.300% to $500 million 0.260% next $500 million 0.250% next $500 million 0.240% next $1 billion 0.230% next $1 billion 0.220% thereafter additional 0.02% on all assets	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Cash Reserve Fund, Inc. – Tax-Free Series	643,910,784	0.300% to $500 million 0.260% next $500 million 0.250% next $500 million 0.240% next $1 billion 0.230% next $1 billion 0.220% thereafter additional 0.03% on all assets	No	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Cash Reserve Fund, Inc. – Treasury Series	260,630,447	0.300% to $500 million 0.260% next $500 million 0.250% next $500 million 0.240% next $1 billion 0.230% next $1 billion 0.220% thereafter	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

DWS Tax Free Money Fund	204,034,488	0.500% to $500 million 0.480% thereafter	Yes	The fund seeks to provide income exempt from regular federal income tax and stability of principal.

DWS Government and Agency Money Fund	437,918,335	0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% thereafter**	No	The fund seeks maximum current income to the extent consistent with stability of principal.

*	The investment management fees provided above are based on the average daily net assets of a fund.
**	Fees are based on the combined average daily net assets of DWS Money Market Fund, DWS Tax-Exempt Money Fund and DWS Government and Agency Money Fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Money Market Fund	3,293,307,803	0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% thereafter**	No	The fund seeks maximum current income to the extent consistent with stability of principal.

DWS Tax-Exempt Money Fund	670,003,997	0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% thereafter**	No	The fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal.

Money Market VIP	52,417,087	0.370% of net assets	No	The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

DWS Money Market VIP	293,195,744	0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% over $800 million	No	The portfolio seeks maximum current income to the extent consistent with stability of principal.

*	The investment management fees provided above are based on the average daily net assets of a fund.
**	Fees are based on the combined average daily net assets of DWS Money Market Fund, DWS Tax-Exempt Money Fund and DWS Government and Agency Money Fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Cash Account Trust: Tax Exempt Portfolio	25,177,908	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	Yes	The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

Cash Account Trust: Money Market Portfolio	901,646,201	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	Yes	The portfolio seeks maximum current income consistent with stability of capital.

Cash Account Trust: Government & Agency Securities Portfolio	1,936,552,273	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	Yes	The portfolio seeks to provide maximum current income consistent with stability of capital.

Tax-Exempt California Money Market Fund	133,222,784	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	No	The fund seeks maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Investors Cash Trust: Government Securities Portfolio	358,731,837	0.150%***	Yes	The portfolio seeks to provide maximum current income consistent with stability of capital.

Investors Cash Trust: Treasury Portfolio	4,388,345	0.150%***	Yes	The portfolio seeks to provide maximum current income consistent with stability of capital.

Investors Florida Municipal Cash Fund	62,229,523	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter****	Yes	The fund seeks to provide maximum current income, that is exempt from federal income tax, to the extent consistent with stability of capital.

Investors Michigan Municipal Cash Fund	4,271,299	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter****	Yes	The fund seeks to provide maximum current income, that is exempt from federal and Michigan income taxes, to the extent consistent with stability of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.
**	Fees are based on the combined average daily net assets of DWS Money Market Fund, DWS Tax-Exempt Money Fund and DWS Government and Agency Money Fund.
***	Fees are based on the combined average daily net assets of Investors Cash Trust: Government Securities Portfolio and Investors Cash Trust: Treasury Portfolio.
****	Fees are based on the combined average daily net assets of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Investors New Jersey Municipal Cash Fund	14,212,877	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter****	Yes	The fund seeks to provide maximum current income, that is exempt from federal and New Jersey income taxes, to the extent consistent with stability of capital.

Investors Pennsylvania Municipal Cash Fund	6,105,646	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter****	Yes	The fund seeks to provide maximum current income that is exempt from federal and Pennsylvania income taxes, to the extent consistent with stability of capital.

Tax-Exempt New York Money Market Fund	37,415,338	0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter****	Yes	The fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital.

*	The investment management fees provided above are based on the average daily net assets of a fund.
**	Fees are based on the combined average daily net assets of DWS Money Market Fund, DWS Tax-Exempt Money Fund and DWS Government and Agency Money Fund.
***	Fees are based on the combined average daily net assets of Investors Cash Trust: Government Securities Portfolio and Investors Cash Trust: Treasury Portfolio.
****	Fees are based on the combined average daily net assets of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund.

EXHIBIT K

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH

DEIM AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which is an affiliated person of the Fund, DeIM, the Fund’s principal underwriter or the Fund’s administrator.

DWS Bond VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$135,150
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$427

DWS Capital Growth VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$146,442
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$138,501

DWS Global Opportunities VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$226,558
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$68,421

DWS Growth & Income VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$93,605
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$104,192

DWS Health Care VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$63,666
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$52,676

DWS International VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$374,978
DeIM	Typesetting	$4,114
DWS Scudder Distributors, Inc.	Distributor	$93,098

Money Market VIP

No commissions were paid to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
DWS Scudder Fund Accounting Corporation	Fund Accounting	$43,702
DeIM	Typesetting	$4,114

EXHIBIT L

AMENDED AND RESTATED

DECLARATION OF TRUST

DWS VARIABLE SERIES I

DATED

[                    ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS VARIABLE SERIES I

DATED [                        ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [    ] day of [            ], 2006 by the Trustees hereunder.

WHEREAS, the DWS VARIABLE SERIES I was established pursuant to a Declaration of Trust dated March 15, 1985 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3, Article VIII of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS VARIABLE SERIES I” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. If at any time less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders’ meeting for the election of all of the Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares.

The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Each whole Share outstanding on the record date established in accordance with the Declaration or By-Laws shall entitle the holder thereof one vote as to any matter on which such Shareholder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable, and shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of the Outstanding Shares of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

(b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS VARIABLE SERIES I

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [            ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [            ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Bond VIP	Class A Class B

DWS Capital Growth VIP	Class A Class B

DWS Global Opportunities VIP	Class A Class B

DWS Growth & Income VIP	Class A Class B

DWS Health Care VIP	Class A Class B

DWS International VIP	Class A Class B

Money Market VIP	N/A

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the

Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this day of [                    ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT M

AMENDED AND RESTATED

DECLARATION OF TRUST

DWS VARIABLE SERIES I

DATED

[                    ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS VARIABLE SERIES I

DATED [                            ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [            ] day of [            ], 2006 by the Trustees hereunder.

WHEREAS, the DWS Variable Series I was established pursuant to a Declaration of Trust dated March 15, 1985 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3, Article VIII of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS Variable Series I” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which such it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining

Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS VARIABLE SERIES I

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [            ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [            ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Bond VIP	Class A Class B

DWS Capital Growth VIP	Class A Class B

DWS Global Opportunities VIP	Class A Class B

DWS Growth & Income VIP	Class A Class B

DWS Health Care VIP	Class A Class B

DWS International VIP	Class A Class B

Money Market VIP	N/A

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this day of [            ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT N

ALLOCATION OF COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed Proxy Card, Voting Information Form and Proxy Statement and all other costs incurred in connection with the solicitation of proxy cards and voting information forms, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the “Proxy Costs”). The amount borne by each Fund amounts to approximately the percentage of net asset value set forth in column 2 for that Fund, based on net assets of the Fund as of November 28, 2005.

Fund	Column 1 (Allocated Expense)	Column 2 (Allocated Expense as % of NAV)
DWS Bond VIP	$2,520	0.001%
DWS Capital Growth VIP	$14,360	0.001%
DWS Global Opportunities VIP	$3,958	0.001%
DWS Growth & Income VIP	$4,525	0.001%
DWS Health Care VIP	$1,731	0.001%
DWS International VIP	$7,570	0.001%
Money Market VIP	$819	0.002%

N-1

EXHIBIT O

SHARES OUTSTANDING AS OF RECORD DATE

Fund	Class	Shares Outstanding
DWS Bond VIP	A B	30,383,420.70 103,137.53
DWS Capital Growth VIP	A B	60,189,463.92 4,337,944.16
DWS Global Opportunities VIP	A B	18,987,131.06 2,255,270.22
DWS Growth & Income VIP	A B	28,929,145.50 4,833,334.50
DWS Health Care VIP	A B	8,247,242.48 1,767,532.76
DWS International VIP	A B	51,452,129.76 3,749,301.21
Money Market VIP	N/A	52,304,752.40

O-1

EXHIBIT P

5% SHAREHOLDERS

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
DWS Bond VIP	A	MUTUAL OF AMERICA NEW YORK, NY 10022-6815	13,934,213.95	45.86

	A	MUTUAL OF MAERICA SEP ACCT 2 SAINT LOUIS, MO 63122	6,513,239.09	21.44

	A	LINCOLN BENEFIT LIFE ANNUTIY-270 ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	2,490,029.94	8.20

	A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	2,027,915.23	6.67

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	76,249.61	73.93

	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	17,928.60	17.38

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	8,959.32	8.69

DWS Capital Growth VIP	A	MUTUAL OF MAERICA SEP ACCT 2 SAINT LOUIS, MO 63122	17,887,903.58	29.72

	A	ZURICH DESTINATIONS/FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	11,145,921.08	18.52

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
	A	POWERV FARMERS POWERV & FLEX VULNET SCHAUMBURG, IL 60196-6800	7,204,206.36	11.97

	A	MUTUAL OF AMERICA NEW YORK, NY 10022-6815	6,431,344.62	10.69

	A	ALLMERICA LIFE INS CO WORCHESTER, MA 01653-0002	5,804,866.08	9.64

	A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	4,822,612.46	8.01

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	3,639,667.403	83.90

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	372,397.664	8.58

	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	273,199.674	6.30

DWS Global Opportunities VIP	A	ZURICH DESTINATIONS/FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	11,102,926.58	58.48

	A	ALLMERICA LIFE INS CO WORCHESTER, MA 01653-0002	3,667,506.91	19.32

	A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	1,895,126.86	9.98

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	1,451,854.495	64.38

	B	UNITED OF OMAHA ATTN PRODUCT ACCOUTING & REPORTING	349,144.961	15.48

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
		11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA, NE 68175-0001

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	235,038.615	10.42

	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	208,591.524	9.25

DWS Growth & Income VIP	A	ZURICH DESTINATIONS/FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	8,102,382.67	28.01

	A	ALLMERICA LIFE INS CO WORCHESTER, MA 01653-0002	8,046,507.06	27.81

	A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	3,205,507.05	11.08

	A	STATE STREET BANK & TR CUST FBO SVSII SCUD GROWTH STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N NORTH QUINCY, MA 02171-2119	2,551,204.76	8.82

	A	STATE STREET BANK & TR CUST FBO SVSII SCUD GROWTH & INC STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N NORTH QUINCY, MA 02171-2119	1,692,230.47	5.85

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	3,243,647.78	67.11

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	577,598.573	11.95

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	521,835.571	10.8

	B	UNITED OF OMAHA ATTN PRODUCT ACCOUTING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA, NE 68175-0001	443,412.853	9.17

DWS Health Care VIP	A	ZURICH DESTINATIONS/FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	6,448,210.25	78.19

	A	ALLMERICA LIFE INS CO WORCHESTER, MA 01653-0002	1,745,924.92	21.17

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	1.327,161.47	75.09

	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	235,460.47	13.32

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	201,482.87	11.40

DWS International VIP	A	MUTUAL OF MAERICA SEP ACCT 2 SAINT LOUIS, MO 63122	12,302,882.96	23.91

	A	ZURICH DESTINATIONS/FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	10,691,312.31	20.78

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
	A	UNION CENTRAL ESP INTERNATIONAL CINCINNATI, OH 45201-0179	4,094,860.36	7.96

	A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	3,692,349.53	7.18

	A	MUTUAL OF AMERICA NEW YORK, NY 10022-6815	3,578,279.00	6.95

	A	ALLMERICA LIFE INS CO WORCHESTER, MA 01653-0002	3,530,993.60	6.86

	B	THE MANUFACTURERS LIFE INS CO (USA) BOSTON, MA 02116-3787	3,100,521.354	82.7

	B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	314,694.611	8.39

	B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	266,927.184	7.12

Money Market VIP	N/A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	25,147,069.84	48.08

	N/A	PARAGON MULTI MANAGER SAINT LOUIS, MO 63105-3443	7,319,101.98	13.99

	N/A	UNION CEN INDIVIDUAL MONEY MARKET CINCINNATI, OH 45201-0179	6,761,634.19	12.93

EYE.95-SVS I

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL.

PROXY

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 05, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

DWS 7 PROXY sc

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PROPOSAL I		PLEASE DO NOT USE FINE POINT PENS.
Election of Board Members				FOR ALL	WITHHOLD
				NOMINEES	AUTHORITY TO
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.	LISTED	VOTE FOR ALL
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg	(EXCEPT	AS NOMINEES
	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt	NOTED	AT LISTED
	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer	LEFT)
(05) Martin J. Gruber
				☐	☐	I.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.
		FOR	AGAINST	ABSTAIN

PROPOSAL II-A	Approval of an Amended and Restated Investment Management Agreement.	☐	☐	☐	II-A.

PROPOSAL II-B	Approval of a Subadviser Approval Policy.	☐	☐	☐	II-B.

PROPOSAL III-A	Approval of a Revised Fundamental Investment Restriction Regarding Commodities.	☐	☐	☐	III-A.

PROPOSAL III-B	Approval of a Revised Fundamental Investment Restriction Regarding Concentration. (Money Market VIP only)	☐	☐	☐	III-B.

PROPOSAL IV-A	Approval of an Amended and Restated Declaration of Trust.	☐	☐	☐	IV-A.

PROPOSAL IV-B	Approval of Further Amendments to the Amended and Restated Declaration of Trust.	☐	☐	☐	IV-B.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE. DWS 7 PROXY (sc) R